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                                                                 EXHIBIT 10.88


                                                               EXECUTION COPY



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                            ATLAS AIR, INC., ISSUER




                           Pass Through Certificates
                                 Series 1998-1



                              PLACEMENT AGREEMENT





Dated: January 27, 1998



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                            ATLAS AIR, INC., ISSUER



                    Pass Through Certificates, Series 1998-1


                              PLACEMENT AGREEMENT

                                                                January 27, 1998


Morgan Stanley & Co. Incorporated
BT Alex. Brown Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Dear Sirs:

                 Atlas Air, Inc., a Delaware corporation (the "Company"), proposes that Wilmington Trust Company, as trustee under each of the Original Trusts (as defined below) (each, a "Trustee"), issue and sell to the placement agents named in Schedule II hereto its pass through certificates in the aggregate principal amounts and with the interest rates and final distribution dates set forth on Schedule I hereto (the "Offered Certificates") on the terms and conditions stated herein and in Schedule III. As used herein, unless the context otherwise requires, the term "Placement Agents" shall mean the firms named as Placement Agents in Schedule II, and the term "you" shall mean Morgan Stanley & Co. Incorporated ("Morgan Stanley").

                 The Offered Certificates will be issued pursuant to three separate pass through trust agreements, each to be dated as of February 9, 1998 (collectively, the "Original Pass Through Trust Agreements") between the Company and the Trustee. The Original Pass Through Trust Agreements are related to the creation and administration of Atlas Air, Inc. Pass Through Trust Series 1998-1A (the "Class A Trust"), Atlas Air, Inc. Pass Through Trust Series 1998-1B (the "Class B Trust") and Atlas Air, Inc. Pass Through Trust Series 1998-1C (the "Class C Trust"; and together with the Class A Trust and the Class B Trust, the "Original Trusts").

                 The cash proceeds of the offering of Offered Certificates by each Original Trust will be paid to First Security Bank, National Association, as escrow agent (the "Escrow Agent"), under an Escrow and Paying Agent Agreement among the Escrow Agent,
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the Placement Agents, the Trustee of such Original Trust and Wilmington Trust
Company, as paying agent (the "Paying Agent"), for the benefit of the holders of Offered Certificates issued by such Original Trust (each, an "Escrow Agreement"). The Escrow Agent will deposit such cash proceeds (each, a "Deposit") with ABN AMRO Bank N.V., acting through its Chicago branch (the "Depositary"), in accordance with a Deposit Agreement relating to such Original Trust (each, a "Deposit Agreement"), and will withdraw Deposits upon request to allow the Trustee to purchase Equipment Notes (as defined in the Note Purchase Agreement referred to herein) referred to herein from time to time pursuant to a Note Purchase Agreement to be dated as of the Closing Date (the "Note Purchase Agreement") among the Company, Wilmington Trust Company, as Trustee of each of the Original Trusts, as Subordination Agent (as hereinafter defined) and as Paying Agent, and the Escrow Agent. Each Escrow Agent will issue receipts to be attached to each related Offered Certificate ("Escrow Receipts") representing each holder's fractional undivided interest in amounts deposited with such Escrow Agent and will pay to such holders through the related Paying Agent interest accrued on the Deposits and received by such Paying Agent pursuant to the related Deposit Agreement at a rate per annum equal to the interest rate applicable to the corresponding Offered Certificates.

                 On the earlier of (i) the first Business Day after June 30, 1999, or, if later, the fifth Business Day after the Delivery Period Termination Date (as defined in the Note Purchase Agreement) and (ii) the fifth Business Day after the occurrence of a Triggering Event (as defined in the Intercreditor Agreement) (such Business Day, the "Trust Transfer Date"), each of the Original Trusts will transfer and assign all of its assets and rights to a newly-created successor trust with substantially identical terms except as described in the Offering Memorandum (as hereinafter defined) (each, a "Successor Trust" and, together with the Original Trusts, the "Trusts") governed by three separate pass through trust agreements (collectively the "Successor Pass Through Trust Agreements" and, together with the Original Pass Through Trust Agreements, the "Designated Agreements") between the Company and the Trustee. Each Offered Certificate outstanding on the Trust Transfer Date will represent the same interest in the Successor Trust as the Offered Certificate represented in the Original Trust. Wilmington Trust Company initially will also act as trustee of the Successor Trusts (each, a "Successor Trustee").

                 Certain amounts of interest payable on the Offered Certificates will be entitled to the benefits of separate liquidity facilities. ABN AMRO Bank N.V., acting through its Chicago branch, in the case of the Class A Trust (in such capacity, the "Class A Liquidity Provider") and Morgan Stanley Capital Services, Inc., in the case of the Class B Trust and the Class C Trust (the "Class B and C Liquidity Provider" and, together with the Class A Liquidity Provider, the "Liquidity Providers") will enter into separate revolving credit agreements with respect to each Original Trust (each, a "Liquidity Facility") to be dated as of the Closing Date for the benefit of the holders of the Offered Certificates. The Liquidity Providers and the holders of the Offered Certificates will be entitled to the benefits of an Intercreditor Agreement to be dated as of the Closing Date (the "Intercreditor Agreement")





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among the Trustees, Wilmington Trust Company, as subordination agent and trustee thereunder (the "Subordination Agent"), and the Liquidity Providers.

                 The Offered Certificates will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

                 Each Placement Agent and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below) and to be substantially in the form attached hereto as Exhibit A, pursuant to which the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Exchange Certificates referred to in such Registration Rights Agreement (the "Exchange Certificates") or the Offered Certificates under the Securities Act.

                 In connection with the sale of the Offered Certificates, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each, a "Memorandum") setting forth or including a description of the terms of the Offered Certificates, the terms of the offering and a description of the Company and its business.

                 Capitalized terms not otherwise defined in this Agreement shall have the meanings specified therefor in the Original Pass Through Trust Agreements or in the Note Purchase Agreement or the Intercreditor Agreement referred to in the Designated Agreements; provided that, as used in this Agreement, the term "Operative Agreements" shall mean the Deposit Agreements, the Escrow Agreements, the Intercreditor Agreement, the Liquidity Facilities, the Designated Agreements, the Registration Rights Agreement and the Financing Agreements (as defined in the Intercreditor Agreement).

                 1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with each Placement Agent that:

                 (i) The Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agent to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from either Memorandum based upon written information furnished to the Company by any Placement Agent through Morgan Stanley expressly for use therein ("Placement Agent Information"). The Company hereby confirms that it has authorized the use of both of the Memoranda in connection with the offer and resale of the Certificates by the Placement Agents.





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                 (ii)     The Company has been duly incorporated, is validly
existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and to perform its obligations under this Agreement and the Operative Documents to which it is, or is to be, a party; the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (an "Atlas Material Adverse Effect").

                 (iii) The Company's only subsidiaries are Atlas One, Inc., Atlas Freighter Leasing, Inc., Atlas Freighter Leasing II, Inc., Atlas Air Services Limited, LHC Properties, Inc., Atlas Flightlease, Inc. and Genessee Insurance Company, Ltd. (collectively, the "Subsidiaries"). Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have an Atlas Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                 (iv) This Agreement has been duly authorized, executed and delivered by the Company. The Operative Agreements to which the Company is or will be a party will be duly executed and delivered by the Company on or prior to the Closing Date or the applicable Transfer Date, as the case may be.

                 (v) The Operative Agreements to which the Company is, or is to be, a party, have each been duly authorized by the Company, are or will be substantially in the form heretofore supplied to you and, assuming that such Operative Agreements have been duly authorized, executed and delivered by, and constitute the legal, valid and binding obligations of, each other party thereto, when duly executed and delivered by the Company will constitute valid and binding obligations of the Company, except (x) as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (y) as enforcement thereof may be limited by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) as that enforcement of rights to indemnification and contribution thereunder may be limited (i) with respect to the Registration Rights Agreement, by Federal or state securities laws or (ii) by principles of public policy. The Offered Certificates, the Equipment Notes, the Indentures, the Leases





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and other Operative Agreements to which the Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Final Memorandum.

                 (vi) The Company is a "citizen of the United States" (as defined in Section 40102(a)(15) of Title 49 of the United States Code, as amended) and is an air carrier operating under a certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. There is in force with respect to the Company an air carrier operating certificate issued pursuant to Part 121 of the regulations under the sections of Title 49, United States Code, relating to aviation (the "Federal Aviation Act"). All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                 (vii) Assuming the due authorization of the Offered Certificates by the Trustee, when executed, authenticated, issued and delivered in the manner provided for in the related Original Pass Through Trust Agreement and sold and paid for as provided in this Agreement, each of the Offered Certificates will be valid and binding obligations of the Trustee entitled to the benefits of the related Original Pass Through Trust Agreement, enforceable against the Trustee in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); upon the execution and delivery of the Assignment and Assumption Agreements in accordance with the Original Pass Through Trust Agreements, the Offered Certificates will be legally and validly outstanding under the related Successor Pass Through Trust Agreements; and when executed, authenticated, issued and delivered in the manner provided for in the Escrow Agreements, the Escrow Receipts will be legally and validly issued and will be entitled to the benefits of the related Escrow Agreements.

                 (viii) The execution and delivery by the Company of this Agreement and the Operative Documents to which the Company is, or is to be, a party, the consummation by the Company of the transactions contemplated in this Agreement and such Operative Documents, and compliance by the Company with the terms of this Agreement and such Operative Documents will not contravene (i) the certificate of incorporation or by-laws of the Company, (ii) any provision of applicable law or any agreement or other instrument binding upon the Company or any of the Subsidiaries, except for such contraventions as would not, singly or in the aggregate, have an Atlas Material Adverse Effect, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the valid authorization, execution, delivery and performance by the Company of this Agreement and the Operative Documents to which the Company is, or is to be, a party, or the consummation by the Company of the transactions contemplated by this Agreement and such Operative Documents, except (x) such as may be required by the securities or Blue Sky laws of the various states in





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connection with the offer and sale of the Offered Certificates and the
Equipment Notes, (y) such as may be required under the Securities Act, the Trust Indenture Act or rules of the National Association of Securities Dealers in connection with the registration of the Offered Certificates or the Exchange Certificates under the Securities Act pursuant to the Registration Rights Agreement and (z) filings or recordings with the Federal Aviation Administration (the "FAA") and under the Uniform Commercial Code as in effect in Colorado and Utah, which filings or recordings referred to in this clause
(z), with respect to any particular set of Financing Agreements, shall have been made, or duly presented for filing or recordation, on or prior to the applicable Transfer Date for the Aircraft related to such Financing Agreements.

                 (ix) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Final Memorandum.

                 (x) Except as accurately described in all material respects in each Memorandum and except as would not have an Atlas Material Adverse Effect and would not materially and adversely affect the ability of the Company to perform its obligations under this Agreement or any Operative Documents, to which it is, or is to be, a party, or to consummate the transactions contemplated by the Final Memorandum there are no legal or governmental proceedings pending or, to the best knowledge of the Company, threatened to which the Company or any of the Subsidiaries is or may be a party or to which any of the properties of the Company or any of the Subsidiaries is or may be subject.

                 (xi) Except as described in the Final Memorandum, the Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have an Atlas Material Adverse Effect.

                 (xii) The Company and the Subsidiaries each has good and marketable title to all properties and assets described in the Final Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except (A) as described in the Final Memorandum or (B) as would not have an Atlas Material Adverse Effect.

                 (xiii) Except as described in the Final Memorandum, no labor problem exists with the Company's employees or with employees of any Subsidiary or, to the best knowledge of the Company, is imminent that could reasonably be expected to have an Atlas Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal contractors or customers that could reasonably be expected to have an Atlas Material Adverse Effect.





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                 (xiv)    The Company and the Subsidiaries (i) are in
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have an Atlas Material Adverse Effect.

                 (xv) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Offered Certificates in a manner that would require the registration under the Securities Act of the Offered Certificates or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Offered Certificates (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Certificates, except for this Agreement.

                 (xvi) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents, as to which the Company makes no representation) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Offered Certificates and the Company and its Affiliates and any person acting on its or their behalf (other than the Placement Agents as to which the Company makes no representation) have complied with the offering restrictions requirement of Regulation S.

                 (xvii) The Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 (xviii) The Offered Certificates satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                 (xix) It is not necessary in connection with the offer, sale and delivery of the Offered Certificates to the Placement Agents pursuant to this Agreement to register the Offered Certificates under the Securities Act or to qualify any of the Indentures or Designated Agreements under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").





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                 (xx)     Neither the Company nor any of the Original Trusts
is, nor will any of the Successor Trusts be as of the execution and delivery of the Assignment and Assumption Agreements in accordance with the Original Pass Through Trust Agreements, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in each case required to register under the Investment Company Act; and after giving effect to the offering and sale of the Offered Certificates and the application of the proceeds thereof as described in the Final Memorandum, none of the Original Trusts or, as of the execution and delivery of the Assignment and Assumption Agreements in accordance with the Original Pass Through Trust Agreements, the Successor Trusts will be an "investment company" as defined in the Investment Company Act, nor will the escrow arrangements contemplated by the Escrow Agreement result in the creation of, an "investment company" as defined in the Investment Company Act, in each case required to register under the Investment Company Act.

                 (xxi) The accountants that examined and issued an auditors report with respect to the consolidated financial statements of the Company and its consolidated subsidiaries included in the Final Memorandum are independent public accountants within the meaning of the Securities Act and the regulations thereunder.

                 (xxii) The consolidated financial statements included in the Final Memorandum present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of operations and cash flows or changes in financial position of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Final Memorandum present fairly the information required to be stated therein.

                 (xxiii) The Company and the Subsidiaries possess adequate certificates, authorities and permits issued by appropriate governmental agencies or bodies necessary to conduct, in all material respects, the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would, individually or in the aggregate, have an Atlas Material Adverse Effect.

                 (xxiv) No Appraiser is an affiliate of the Company or has a substantial interest, direct or indirect, in the Company. None of the officers and directors of any of such Appraisers are connected with the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                 (b) The parties agree that any certificate signed by a duly authorized officer of the Company and delivered to a Placement Agent, or to counsel for the Placement Agents, on the Closing Date and in connection with this Agreement or the offering of the Offered





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Certificates, shall be deemed a representation and warranty by (and only by)
the Company to the Placement Agents as to the matters covered thereby.

                 The representations and warranties contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date.

                 2.       Purchase, Sale and Delivery of Offered Certificates.
(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and the conditions herein set forth, the Company agrees to cause the Trustees to sell to each Placement Agent, and each Placement Agent agrees, severally and not jointly, to purchase from the Trustees, at a purchase price of 100% of the principal amount thereof, the aggregate principal amount of Offered Certificates of each Pass Through Certificate Designation set forth opposite the name of such Placement Agent in
Schedule II. Concurrently with the issuance of the Offered Certificates, the Escrow Agents shall issue and deliver to the Trustees the Escrow Receipts in accordance with the terms of the Escrow Agreements, which Escrow Receipts shall be attached to the related Offered Certificates.

                 (b) The Company is advised by you that the Placement Agents propose to make an offering of the Offered Certificates purchased by the Placement Agents hereunder on the terms to be set forth in the Final Memorandum as soon as practicable after this Agreement has been entered into as in your judgment is advisable.

                 (c) As compensation to the Placement Agents for their respective commitments and obligations hereunder in respect of the Offered Certificates, including their respective undertakings to distribute the Offered Certificates, the Company will pay to each Placement Agent an amount equal to that percentage of the aggregate principal amount of Offered Certificates purchased by such Placement Agent (as set forth in Schedule II). Such payment will be made on the Closing Date simultaneously with the issuance and sale of the Offered Certificates (with attached Escrow Receipts) to the Placement Agents. Payment of such compensation shall be made by Federal funds check or other immediately available funds.

                 (d) Delivery of and payment for the Offered Certificates (with attached Escrow Receipts) shall be made at the offices of Shearman & Sterling at 599 Lexington Avenue, New York, New York 10022-6069 at 10:00 A.M. on February 9, 1998 or such other date, time and place as may be agreed upon by the Company and you (such date and time of delivery and payment for the Offered Certificates (with attached Escrow Receipts) being herein called the "Closing Date"). Delivery of the Offered Certificates (with attached Escrow Receipts) issued by each Original Trust shall be made to your account at The Depository Trust Company ("DTC") for the respective accounts of the several Placement Agents against payment by the Placement Agents of the purchase price thereof. Payment for the Offered Certificates issued by each Original Trust and the related Escrow Receipts attached thereto shall be made by the Placement Agents by wire transfer of immediately available funds to the accounts and in the manner specified in the related Escrow





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
Agreements. The Offered Certificates (with attached Escrow Receipts) issued by each Original Trust shall be in the form of one or more fully registered global certificates, and shall be deposited with the related Trustee as custodian for DTC and registered in the name of Cede & Co.

                 (e) The Company agrees to have the Offered Certificates (with attached Escrow Receipts) available for inspection and checking by you in New York, New York not later than 1:00 P.M. on the business day prior to the Closing Date.

                 (f) It is understood that each Placement Agent has authorized you for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Offered Certificates (with attached Escrow Receipts) that it has agreed to purchase. You, individually and not as a representative, may (but shall not be obligated to) make payment of the purchase price for the Offered Certificates to be purchased by any Placement Agent whose check or checks shall not have been received by the Closing Date.

                 3. Conditions to Closing. The obligations of the Placement Agents under this Agreement to purchase the Offered Certificates will be subject to the following conditions:

                 (a) Subsequent to the date of this Agreement and prior to the Closing Date,

                 (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Offered Certificates, by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                 (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Offered Certificates on the terms and in the manner contemplated in the Final Memorandum.

                 (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

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                 The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                 (c) At the Closing Date, the Registration Rights Agreement, attached as Exhibit A hereto, shall have been duly executed, delivered and be in full force and effect.

                 (d) On the Closing Date, you shall have received an opinion of Cahill Gordon & Reindel, as counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B hereto.

                 (e) On the Closing Date, you shall have received an opinion of David Brictson, in-house legal counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit C hereto.

                 (f) On the Closing Date, you shall have received an opinion of Morris, James, Hitchens & Williams, counsel for Wilmington Trust Company, individually and as Trustee, Subordination Agent and Paying Agent, dated the Closing Date, to the effect set forth in Exhibit D hereto.

                 (g) On the Closing Date, you shall have received an opinion of Ray, Quinney & Nebeker, counsel for the Escrow Agent, dated the Closing Date, to the effect set forth in Exhibit E hereto.

                 (h) On the Closing Date, you shall have received (i) an opinion of Vedder, Price, Kaufman & Kammholz, U.S. counsel for the Class A Liquidity Provider, dated the Closing Date, to the effect set forth in Exhibit F- 1 hereto; (ii) an opinion of Clifford Chance, Netherlands counsel for the Class A Liquidity Provider, dated the Closing Date, to the effect set forth in Exhibit F-2 hereto; (iii) an opinion of in-house legal counsel for the Class B and C Liquidity Provider, dated the Closing Date, to the effect set forth in Exhibit F-3 hereto; and (iv) an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, to the effect set forth in Exhibit F-4 hereto.

                 (i) On the Closing Date, you shall have received (i) an opinion of Vedder, Price, Kaufman & Kammholz, U.S. counsel for the Depositary, dated the Closing Date, to the effect set forth in Exhibit G-1 hereto, and (ii) an opinion of Clifford Chance, Netherlands counsel for the Depositary, dated the Closing Date, to the effect set forth in Exhibit G-2 hereto.

                 (j) On the Closing Date, you shall have received an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, in form and substance satisfactory to you.

                 (k) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in each Memorandum; provided, that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                 (l) The Company shall have furnished to you and to counsel for the Placement Agents, in form and substance satisfactory to you, such other documents, certificates and opinions as such counsel may reasonably request in order to pass upon the matters referred to in Section 3(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenant by the Company theretofore to be performed, or the compliance with any of the conditions herein contained.

                 (m) Each of the Appraisers shall have furnished to the Placement Agents a letter from such Appraiser, addressed to the Company and dated the Closing Date, confirming that such Appraiser and each of its directors and officers (i) is not an affiliate of the Company or any of its affiliates, (ii) does not have any substantial interest, direct or indirect, in the Company or any of its affiliates and (iii) is not connected with the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                 (n) At the Closing Date, each of the Operative Agreements (other than the Indentures, Leases and Participation Agreements) shall have been duly executed and delivered by each of the parties thereto; the representations and warranties of the Company contained in each of such executed Operative Agreements shall be true and correct as of the Closing Date (except to the extent that they relate solely to an earlier date, in which case they shall be true and correct as of such earlier date) and the Placement Agents shall have received a certificate of the President or a Vice President of the Company, dated as of the Closing Date, to such effect. The Company agrees to furnish to the Placement Agents, promptly after the Closing Date and the applicable Transfer Date as defined in the applicable Financing Agreement, a copy of each opinion required to be delivered under the applicable Participation Agreement addressed to the Placement Agents and of such other documents furnished in connection with the fulfillment of the conditions precedent therein as the Placement Agents or counsel for the Placement Agents may reasonably request.

                 (o) On the Closing Date, the Offered Certificates shall be rated "A3" in the case of the Offered Certificates of the Class A Trust, "Baa3" in the case of the Offered Certificates of the Class B Trust, and "Ba3" in the case of the Offered Certificates of the Class C Trust by Moody's Investors Service, Inc.; "AA-" in the case of the Offered Certificates of the Class A Trust, "A-" in the case of the Offered Certificates of the Class B Trust, and "BBB-" in the case of the Offered Certificates of the Class C Trust by Standard &

Poor's Ratings Services; and "AA-" in the case of the Offered Certificates of the Class A Trust, "A-" in the case of the Offered Certificates of the Class B Trust, and "BBB-" in the case of the Offered Certificates of the Class C Trust by Fitch IBCA, Inc.

                 (p) On or before the Closing Date, the Company shall have furnished the Placement Agents with such conformed copies of such opinions, certificates, letters and documents as the Placement Agents may reasonably request.

                 5. Covenants of the Company. In further consideration of the agreements of the Placement Agents contained in this Agreement, the Company covenant as follows:

                 (a) To deliver to each Placement Agent, without charge, from time to time, as many copies of the Preliminary Memorandum as such Placement Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will deliver to each Placement Agent, without charge, copies of the Final Memorandum in New York City, prior to 10:00 a.m., local time, on the business day next succeeding the date of this Agreement, and thereafter from time to time as requested during the period mentioned in paragraph (c) below, such number of copies of the Final Memorandum (as supplemented or amended) as such Placement Agent may reasonably request.

                 (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

                 (c) If, during such period after the date hereof and prior to the date on which all of the Offered Certificates shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, with the opinion of counsel to the Placement Agents it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at their own expense, to the Placement Agents, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

                 (d) To endeavor to qualify the Offered Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                 (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Offered Certificates and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Placement Agents, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Certificates to the Placement Agents, including any transfer or other taxes payable thereon, (iii) the costs of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Offered Certificates under state securities laws as provided in Section 5(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agents in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by ratings agencies for the rating of the Offered Certificates, (v) the reasonable fees and disbursements of the Indenture Trustee, the Subordination Agent, the Trustees and their counsel, (vi) the cost of the preparation, issuance and delivery of the Offered Certificates and
         (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 and the last paragraph of Section 10, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Offered Certificates by them and any advertising expenses connected with any offers they may make.

                 (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Offered Certificates in a manner which would require the registration under the Securities Act of such Offered Certificates.

                 (g) Not to solicit any offer to buy or offer or sell the Offered Certificates by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                 (h) While any of the Offered Certificates remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Offered Certificates the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                 (i) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents as to whom the Company makes no covenant) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Offered Certificates, and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agents, as to whom the Company makes no covenant) will comply with the offering restrictions of Regulation S.

                 (j) For a period of three years after the Closing Date, to make available to the Placement Agents, copies of all annual reports, quarterly reports and current reports filed by the Company with the Securities and Exchange Commission (the "Commission") on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the holders of Offered Certificates or to its security holders generally; provided that at such time the Company has securities registered under Section 12(b) or 12(g) of the Exchange Act.

                 (k) During the period of two years after the Closing Date, upon request, to furnish to the Placement Agents and any holder of Offered Certificates a copy of the restrictions on transfer applicable to the Offered Certificates.

                 (l) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Certificates which constitute "restricted securities" under Rule 144A that have been reacquired by any of them.

                 (m) During the period of two years after the Closing Date, not to or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, or a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                 (n) In connection with the offering, until the Placement Agent shall have notified the Company of the completion of the resale of the Offered Certificates, neither the Company nor any of its Affiliates has bid for or purchased or will bid for or purchase, either alone or with one or more other persons, for any account in which it or any of its affiliates has a beneficial interest any Offered Certificates; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Certificates.

                 (o) Between the date of this Agreement and the Closing Date, the Company will not without your prior written consent offer, sell, or enter into any agreement to sell, any public debt securities registered under the Securities Act or any debt securities which may be resold in a transaction exempt from the registration requirements of the Securities Act in reliance on Rule 144A thereunder and which are marketed through the use of a disclosure document containing substantially the same information as a prospectus for similar debt securities registered under the Securities Act (other than the Offered Certificates).

                 6.       Offering of Offered Certificates; Restrictions on
Transfer.  (a)   Each of the Placement Agents represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each of the Placement Agents agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Offered Certificates by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Offered Certificates only from, and will offer such Offered Certificates only to, persons that it reasonably believes to be
(A) in the case of offers inside the United States, (x) QIBs or (y) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of the Offered Certificates, delivers to such Placement Agent a letter containing the representations and agreements set forth in Appendix III to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Offered Certificates are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions".

                 (b) Each of the Placement Agents represents, warrants, and agrees with respect to offers and sales outside the United States that:

                 (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Offered Certificates, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Offered Certificates, in any country or jurisdiction where action for that purpose is required;

                 (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Offered Certificates or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                 (iii) the Offered Certificates have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

                 (iv) it has offered the Offered Certificates and will offer and sell the Offered Certificates (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Offered Certificates and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither the Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Offered Certificates, and any the Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

                 (v) it has not offered or sold and will not offer or sell any Offered Certificates to persons in the United Kingdom prior to the expiring of the period six months from the issue date of the Offered Certificates except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (B) has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom; and (C) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

                 (vi) it understands that the Offered Certificates have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Offered Certificates, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law;

                 (vii) it agrees that, at or prior to confirmation of sales of the Offered Certificates, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Offered Certificates from it during the restricted period a confirmation or notice to substantially the following effect:

                          "The Securities covered hereby have not been
                 registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this Section 6 have the meanings given to them by Regulation S.

                 7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Placement Agent, and each person, if any, who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities incurred by any Placement Agent are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agents (and, in the case of such losses, claims, damages or liabilities incurred by Morgan Stanley, by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Class B and C Liquidity Provider or to Morgan Stanley, Dean Witter, Discover & Co.) furnished to the Company in writing by the Placement Agents through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to the Preliminary Memorandum shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Certificates, or any person controlling such Placement Agent, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Placement Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Certificates, and the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 5(a) hereof.

                 (b) The Placement Agents agree, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the

Company to the Placement Agents, but only with reference to information relating to the Placement Agents furnished to the Company in writing by the Placement Agents through you expressly for use in either Memorandum or any amendments or supplements thereto.

                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other hand from the offering of such Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other hand in connection with the offering of such Offered Certificates shall be deemed to be in the same respective proportions as (in the case of the Company) the net proceeds from the offering of such Offered Certificates (before deducting expenses) received by the Trusts and (in the case of the Placement Agents) the total discounts and commissions received by the Placement Agents in respect of the Offered Certificates bear to the aggregate offering price of such Offered Certificates. The relative fault of the Company, on the one hand, and the Placement Agents, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Offered Certificates they have purchased hereunder, and not joint.

                 (e) The Company and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Placement Agents shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates resold by it in the initial placement of such Offered Certificates were offered to investors exceeds the amount of any damages that the Placement Agents has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,

(ii) any investigation made by or on behalf of the Placement Agents or any person controlling any Placement Agent, by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Certificates. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Offered Certificates on the terms and in the manner contemplated in the Final Memorandum.

                 9. All notices and other communications under this Agreement shall be in writing, and, if sent to the Placement Agents, shall be mailed, delivered or sent by facsimile transmission to:

         Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York  10036
         Attention:  Tom Cahill
         Facsimile number: (212) 761-0786

or, if sent to the Company, shall be mailed, delivered or sent by facsimile transmission to it at:

         Atlas Air, Inc.
         538 Commons Drive
         Golden, Colorado  80401
         Attention:  Chief Financial Officer
         Facsimile number:  (303) 526-5051

with a copy to:

         Cahill Gordon & Reindel
         80 Pine Street
         New York, New York  10005
         Attention:  Stephen A. Greene, Esq.
         Facsimile number:  (212) 269-5420

                 10. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                 If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Offered Certificates that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Certificates which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Offered Certificates to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Offered Certificates set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Offered Certificates set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Offered Certificates which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase on such date; provided, that in no event shall the principal amount of Offered Certificates that any Placement Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Offered Certificates without the written consent of such Placement Agent. If on the Closing Date any Placement Agent or Placement Agents shall fail or refuse to purchase Offered Certificates which it or they have agreed to purchase on such date and the aggregate principal amount of Offered Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Offered Certificates to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Offered Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

                 If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Placement Agents or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

                 11. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                 Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.


                                  Very truly yours,

                                  ATLAS AIR, INC.



                                  By:     /s/ RICHARD H. SYLE
                                          ------------------------------------
                                          Name:
                                          Title:



Agreed, January 27, 1998

MORGAN STANLEY & CO. INCORPORATED
BT ALEX. BROWN INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN, SACHS & CO.

By:      MORGAN STANLEY & CO. INCORPORATED



By:      /s/ TOM CAHILL
         ---------------------------------
         Name:
         Title:

                                   SCHEDULE I

                   (Pass Through Certificates, Series 1998-1)

                                ATLAS AIR, INC.


        Pass Through                 Aggregate                                            Final Expected
        Certificate                  Principal                   Interest                  Distribution
        Designation                   Amounts                      Rate                        Date
     -----------------             -------------                ----------              ------------------
          1998-1A                  $300,254,000                   7.38%                       01/02/18
          1998-1B                  $115,481,000                   7.68%                       01/02/14
          1998-1C                  $123,180,000                   8.01%                       01/02/10

                                  SCHEDULE II

                   (Pass Through Certificates, Series 1998-1)

                                ATLAS AIR, INC.


                  Placement Agent                          1997-1A            1997-1B             1997-1C
                  ---------------                          -------            -------             -------
 Morgan Stanley & Co. Incorporated                        $75,065,000        $28,871,000          $30,795,000

 BT Alex. Brown Incorporated                               75,063,000         28,870,000           30,795,000

 Donaldson, Lufkin & Jenrette Securities
    Corporation                                            75,063,000         28,870,000           30,795,000

 Goldman, Sachs & Co.                                      75,063,000         28,870,000           30,795,000
                                                         ----------------------------------------------------
                                         Total:          $300,254,000       $115,481,000         $123,180,000
                                                         ====================================================




Underwriting fees, discounts, commissions or other compensation: $6,197,523. This sum represents 1.15% of the aggregate principal amount of the Offered Certificates.

                                   EXHIBIT A

                     FORM OF REGISTRATION RIGHTS AGREEMENT



                 THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into February __, 1998, among ATLAS AIR, INC., a Delaware corporation (the "Company"), MORGAN STANLEY & CO. INCORPORATED ("Morgan Stanley"), BT ALEX. BROWN INCORPORATED, DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION and GOLDMAN, SACHS & CO. (collectively with Morgan Stanley, the "Placement Agents").

                 This Agreement is made pursuant to the Placement Agreement dated January 26, 1998, among the Company and the Placement Agents (the "Placement Agreement"), which provides for the sale by the Trustee (as defined below) to the Placement Agents of (i) $300,254,000 aggregate principal amount of 7.38% 1998-1A Pass Through Certificates (the "Class A Certificates"), (ii) $115,481,000 aggregate principal amount of 7.68% 1998-1B Pass Through Certificates (the "Class B Certificates") and (iii) $123,180,000 aggregate principal amount of 8.01% 1998-1C Pass Through Certificates (the "Class C Certificates, and together with the Class A Certificates and the Class B Certificates, the "Certificates"). In order to induce the Placement Agents to enter into the Placement Agreement, the Company has agreed to provide to the Placement Agents and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

                 The Certificates will be issued pursuant to three separate pass through trust agreements, each to be dated as of February __, 1998 (collectively the "Original Pass Through Trust Agreements") between the Company and Wilmington Trust Company, as trustee under each of the Original Trusts (as defined below) (each a "Trustee"). The Original Pass Through Trust Agreements are related to the creation and administration of Atlas Air, Inc. Pass Through Trust Series 1998-1A (the "Class A Trust"), Atlas Air, Inc. Pass Through Trust Series 1998-1B (the "Class B Trust") and Atlas Air, Inc. Pass Through Trust Series 1998-1C (the "Class C Trust"; and together with the Class A Trust and the Class B Trust and the Class C Trust, the "Original Trusts").

                 The cash proceeds of the offering of Certificates by each Original Trust will be paid to First Security Bank, National Association., as escrow agent (the "Escrow Agent"), under an Escrow and Paying Agent Agreement among the Escrow Agent, the Placement Agents, the Trustee of such Original Trust and Wilmington Trust Company, as paying agent (the "Paying Agent"), for the benefit of the holders of Offered Certificates issued by such Original Trust. The Escrow Agent will deposit such cash proceeds (each, a "Deposit") with the Depositary, in accordance with a Deposit Agreement relating to such Original Trust (each, a "Deposit Agreement"), and will withdraw Deposits upon request to allow the

Trustee to purchase Equipment Notes (as defined in the Note Purchase Agreement defined below) referred to herein from time to time pursuant to a Note Purchase Agreement (the "Note Purchase Agreement") to be dated as of the Closing Date (as defined in the Placement Agreement) among the Company, Wilmington Trust Company, as Trustee of each of the Original Trusts, as Subordination Agent and as Paying Agent, and the Escrow Agent. Each Escrow Agent will issue receipts to be attached to each related Certificate representing each holder's fractional undivided interest in amounts deposited with such Escrow Agent and will pay to such holders through the related Paying Agent interest accrued on the Deposits and received by such Paying Agent pursuant to the related Deposit Agreement at a rate per annum equal to the interest rate applicable to the corresponding Certificates.

                 On the Trust Transfer Date (as defined in the Placement Agreement), each of the Original Trusts will transfer and assign all of its assets and rights to a newly-created successor trust with substantially identical terms except as described in the Final Memorandum (as defined in the Placement Agreement) (each, a "Successor Trust" and, together with the Original Trusts, the "Trusts") governed by three separate pass through trust agreements (collectively the "Successor Pass Through Trust Agreements" and, together with the Original Pass Through Trust Agreements, the "Trust Agreements") between the Company and the Trustee. Each Certificate outstanding on the Trust Transfer Date will represent the same interest in the Successor Trust as the Certificate represented in the Original Trust. Wilmington Trust Company initially will also act as trustee of the Successor Trusts (each, a "Successor Trustee").

                 In consideration of the foregoing, the parties hereto agree as follows:

                 1.       Definitions.

                 As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                 "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

                 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                 "Agreement" shall have the meaning set forth in the preamble.

                 "Applicable Trust Agreement" shall mean, (i) with respect to the Class A Certificates, the Class A Holders or the Class A Trustee, the Class A Trust Agreement, (ii) with respect to the Class B Certificates, the Class B Holders or the Class B Trustee, the Class B Trust Agreement and (iii) with respect to the Class C

         Certificates, the Class C Holders or the Class C Trustee, the Class C Trust Agreement.

                 "Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class A Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class A Exchange Certificates" shall mean securities issued under the Class A Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class A Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class A Certificates or, if no such interest has been paid, from February __, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class A Certificates in exchange for such Class A Certificates pursuant to the Exchange Offer.

                 "Class A Holder" shall mean each Placement Agent, for so long as it owns any Class A Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class A Registrable Certificates under the Class A Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class A Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

                 "Class A Registrable Certificates" shall mean the Class A Certificates; provided, however, that the Class A Certificates shall cease to be Class A Registrable Certificates upon the earlier to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class A Certificates shall have been declared effective under the 1933 Act and such Class A Certificates shall have been disposed of pursuant to such Registration Statement,
         (iii) such Class A Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class A Certificates shall have ceased to be outstanding.

                 "Class A Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class A Certificates dated as of February __, 1998 between the Company and the Class A Trustee or, on or after the Trust Transfer Date, the corresponding Successor Pass Through Trust Agreement, as each may be amended from time to time in accordance with the terms thereof.

                 "Class A Trustee" shall mean Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class A Trust Agreement, but solely as Trustee under the Class A Trust Agreement, together with any successor Trustee under the terms of the Class A Trust Agreement.

                 "Class B Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class B Exchange Certificates" shall mean securities issued under the Class B Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class B Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class B Certificates or, if no such interest has been paid, from February __, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class B Certificates in exchange for such Class B Certificates pursuant to the Exchange Offer.

                 "Class B Holder" shall mean each Placement Agent, for so long as it owns any Class B Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class B Registrable Certificates under the Class B Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class B Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

                 "Class B Registrable Certificates" shall mean the Class B Certificates; provided, however, that the Class B Certificates shall cease to be Class B Registrable Certificates upon the earlier to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class B Certificates shall have been declared effective under the 1933 Act and such Class B Certificates shall have been disposed of pursuant to such Registration Statement,
         (iii) such Class B Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class B Certificates shall have ceased to be outstanding.

                 "Class B Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class B Certificates dated as of February __, 1998 between the Company and the Class B Trustee or, on or after the Trust Transfer Date, the corresponding Successor Pass Through Trust Agreement, as each may be amended from time to time in accordance with the terms thereof.

                 "Class B Trustee" shall mean Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class B Trust Agreement, but solely as Trustee under the Class B Trust Agreement, together with any successor Trustee under the terms of the Class B Trust Agreement.

                 "Class C Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class C Exchange Certificates" shall mean securities issued under the Class C Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class C Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class C Certificates or, if no such interest has been paid, from February __, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class C Certificates in exchange for such Class C Certificates pursuant to the Exchange Offer.

                 "Class C Holder" shall mean each Placement Agent, for so long as it owns any Class C Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class C Registrable Certificates under the Class C Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class C Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

                 "Class C Registrable Certificates" shall mean the Class C Certificates; provided, however, that the Class C Certificates shall cease to be Class C Registrable Certificates upon the earlier to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class C Certificates shall have been declared effective under the 1933 Act and such Class C Certificates shall have been disposed of pursuant to such Registration Statement,
         (iii) such Class C Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class C Certificates shall have ceased to be outstanding.

                 "Class C Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class C Certificates dated as of February __, 1998 between the Company and the Class C Trustee or, on or after the Trust Transfer Date, the corresponding Successor Pass Through Trust Agreement, as each may be amended from time to time in accordance with the terms thereof.

                 "Class C Trustee" shall mean Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class C Trust Agreement, but solely as Trustee under the Class C Trust Agreement, together with any successor Trustee under the terms of the Class C Trust Agreement.

                 "Closing Date" shall mean the Closing Date as defined in the Placement Agreement.

                 "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                 "Deposit" shall have the meaning set forth in the fourth paragraph of this Agreement.

                 "Deposit Agreement" shall have the meaning set forth in the fourth paragraph of this Agreement.

                 "Depositary" shall have the meaning set forth in the preamble and shall also include the Depositary's successors.

                 "Escrow Agent" shall have the meaning set forth in the fourth paragraph of this Agreement and shall also include the Escrow Agent's successors.

                 "Exchange Offer" shall mean the exchange offer by the Company of Exchange Certificates for Registrable Certificates pursuant to
         Section 2(a) hereof.

                 "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

                 "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "Exchange Certificates" shall mean, together, the Class A Exchange Certificates, the Class B Exchange Certificates and the Class C and Exchange Certificates.

                 "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii) of this Agreement.

                 "Holder" shall mean a Class A Holder, a Class B Holder or a Class C Holder; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating
         Broker-Dealers (as defined in Section 4(a)).

                 "Majority Holders" shall mean, together, the Holders of a majority in aggregate principal amount of the of Registrable Certificates then outstanding; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Certificates is required hereunder, Registrable Certificates held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Placement Agents or subsequent holders of Registrable Certificates if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Certificates) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

                 "Morgan Stanley" shall have the meaning set forth in the preamble.

                 "Note Purchase Agreement" shall have the meaning set forth in the fourth paragraph of this Agreement.

                 "Original Pass Through Trust Agreements" shall have the meaning set forth in the third paragraph of this Agreement.

                 "Paying Agent" shall have the meaning set forth in the fourth paragraph of this Agreement and shall also include the Paying Agent's successors.

                 "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 "Placement Agents" shall have the meaning set forth in the preamble.

                 "Placement Agreement" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Certificates covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

                 "Registrable Certificates" shall mean, together, the Class A Registrable Certificates, the Class B Registrable Certificates and the Class C Registrable.

                 "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Certificates or Registrable Certificates), (iii) all expenses in connection with the printing and distributing of any Registration Statement, any Prospectus and any amendments or supplements thereto,
         (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Trust Agreements under applicable securities laws, (vi) the fees and disbursements of the Trustees and their counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agents) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Certificates by a Holder.

                 "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Certificates or Registrable Certificates pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "SEC" shall mean the Securities and Exchange Commission.

                 "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

                 "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of
         Section 2(b) of this Agreement which covers all of the Registrable Certificates (but no other securities unless approved by the Holders whose Registrable Certificates are covered by such Shelf Registration

         Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "Successor Pass Through Trust Agreements" shall have the meaning set forth in the fifth paragraph of this Agreement.

                 "Successor Trust" shall have the meaning set forth in the fifth paragraph of this Agreement.

                 "Successor Trustee" shall have the meaning set forth in the fifth paragraph of this Agreement and shall also include the Successor Trustee's successors.

                 "TIA" shall have the meaning set forth in Section 3(l) of this Agreement.

                 "Trust Agreement" shall have the meaning set forth in the fifth paragraph of this Agreement.

                 "Trustee" shall have the meaning set forth in the third paragraph of this Agreement and shall also include the Trustee's successors.

                 "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Certificates are sold to an Underwriter (as hereinafter defined) for reoffering to the public.

                 2. Registration Under the 1933 Act. (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company shall use its best efforts (i) to cause to be filed after the Closing Date an Exchange Offer Registration Statement covering the offer to the Holders to exchange (A) all of the Class A Registrable Certificates for Class A Exchange Certificates, (B) all of the Class B Registrable Certificates for Class B Exchange Certificates, (C) all of the Class C Registrable Certificates for Class C Exchange Certificates (ii) to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC and use its best efforts to have the Exchange Offer consummated not later than 60 days after such effective date. The Company shall, or shall cause the Trustees to, commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                 (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Certificates validly tendered will be accepted for exchange;

                 (ii) the dates of acceptance for exchange (which shall be each business day during a period of at least 30 days from the date such notice is mailed) (the "Exchange Dates");

                 (iii) that any Registrable Certificate not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

                 (iv) that Holders electing to have a Registrable Certificate exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Certificate, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

                 (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Certificates delivered for exchange, and a statement that such Holder is withdrawing his election to have such Certificates exchanged.

                 As soon as practicable after the last Exchange Date, the Company shall or shall cause the Trustees to:

                 (i) accept for exchange Registrable Certificates or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

                 (ii) deliver, or cause to be delivered, to the Class A Trustee for cancellation all Class A Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class A Trustee to promptly authenticate and mail to each Class A Holder, Class A Exchange Certificates equal in principal amount to the principal amount of the Class A Registrable Certificates surrendered by such Class A Holder;

                 (iii) deliver, or cause to be delivered, to the Class B Trustee for cancellation all Class B Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class B Trustee to promptly authenticate and mail to each Class B Holder, Class B Exchange Certificates equal in principal amount to the principal amount of the Class B Registrable Certificates surrendered by such Class B Holder; and

                 (iv) deliver, or cause to be delivered, to the Class C Trustee for cancellation all Class C Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class C Trustee to promptly authenticate and mail to each Class C Holder, Class C Exchange Certificates equal in principal amount to the principal amount of the Class C Registrable Certificates surrendered by such Class C Holder.

The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws, rules and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall inform the Placement Agents of the names and addresses of the Holders to whom the Exchange Offer is made, and the Placement Agents shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Certificates in the Exchange Offer.

                 (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated within 30 days of the effectiveness of an Exchange Offer Registration Statement or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Placement Agents a Registration Statement must be filed and a Prospectus must be delivered by the Placement Agents in connection with any offering or sale of Registrable Certificates, the Company shall use its best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Certificates, and to have such Shelf Registration Statement declared effective by the SEC. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the Closing Date or such shorter period that will terminate when all of the Registrable Certificates covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Certificates copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                 (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b).
Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Certificates pursuant to the Shelf Registration Statement.

                 (d)      An Exchange Offer Registration Statement pursuant to
Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Certificates pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Certificates pursuant to such Registration Statement may legally resume. In the event that neither the consummation of the Exchange Offer nor the declaration by the Commission of a Shelf Registration to be effective (each a "Registration Event") occurs on or prior to the 180th day after the date of the issuance of the Registrable Certificates, the interest rate per annum borne by the Certificates shall be increased by 0.50%, effective from and including August __, 1998, to but excluding the date on which a Registration Event occurs. In the event that the Shelf Registration Statement ceases to be effective at any time during the period specified by Section 2(b) hereof for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate borne by the Certificates shall be increased by 0.50% per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.

                 (e) Without limiting the remedies available to the Placement Agents and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Placement Agents or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, each Placement Agent or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under
Section 2(a) and Section 2(b) hereof.

                 3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as possible:

                 (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Certificates by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with
         Section 2 hereof;

                 (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to (x) keep such Registration Statement effective for the applicable period under this Registration Rights Agreement, and (y) cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act and (z) keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Certificates or Exchange Certificates;

                 (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Certificates, to counsel for the Placement Agents, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Certificates, if any, and each such Underwriter's Counsel, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Certificates; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Certificates and any such Underwriters in connection with the offering and sale of the Registrable Certificates covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                 (d) use its best efforts to register or qualify the Registrable Certificates under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Certificates covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Certificates owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d),
         (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                 (e) in the case of a Shelf Registration, notify each Holder of Registrable Certificates, counsel for the Holders and counsel for the Placement Agents promptly and, if requested by any such Holder or counsel, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendment thereto have been filed and become effective,
         (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Certificates covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Certificates for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

                 (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

                 (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Certificates, without charge, at least one conformed copy of each

         Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                 (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Certificates to facilitate the timely preparation and delivery of certificates representing Registrable Certificates to be sold and not bearing any restrictive legends and enable such Registrable Certificates to be in such denominations (consistent with the provisions of the Applicable Trust Agreement) and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Certificates;

                 (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Certificates, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

                 (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Company as shall be reasonably requested by the Placement Agents or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Placement Agents or their counsel (and, in the case of a Registration Statement, the Holders or their counsel) shall object;

                 (k) obtain a CUSIP number for all Exchange Certificates or Registrable Certificates, as the case may be, not later than the effective date of a Registration Statement;

                 (l) cause the Trust Agreements to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") in connection with the registration of the Exchange Certificates or Registrable Certificates, as the case may be, cooperate with the Trustees and the Holders to effect such changes to the Trust Agreements as may be required for the Trust Agreements to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustees to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Trust Agreements to be so qualified in a timely manner;

                 (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Certificates, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement;

                 (n) in the case of a Shelf Registration, use its best efforts to cause all Registrable Certificates to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Registrable Certificates satisfy applicable listing requirements;

                 (o) use its best efforts to cause the Exchange Certificates or Registrable Certificates, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

                 (p) if reasonably requested by any Holder of Registrable Certificates covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received satisfactory notification of the matters to be incorporated in such filing; and

                 (q) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the class of Registrable Certificates being sold) in order to expedite or facilitate the disposition of such Registrable Certificates including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Certificates with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Certificates, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Certificates, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Certificates being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause
         (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

                 In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Certificates to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Certificates as the Company may from time to time reasonably request in writing.

                 In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Certificates pursuant to a Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Certificates current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Certificates pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Registration Rights Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company may give any such notice only twice during any 365 day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365 day period.

                 The Holders of Registrable Certificates covered by a Shelf Registration Statement who desire to do so may sell such Registrable Certificates in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Certificates included in such offering.

                 4.       Participation of Broker-Dealers in Exchange Offer.
(a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Certificates for its own account in the Exchange Offer in exchange for Certificates that were acquired by such broker-dealer as a result of market making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Certificates.

                 The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Certificates, without naming the Participating Broker-Dealers or specifying the amount of Exchange Certificates owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Certificates for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

                 (b) In light of Section 4(a) above, notwithstanding the other provisions of this Registration Rights Agreement, the Company agrees that the provisions of this Registration Rights Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Placement Agents or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Certificates by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

                 (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

                 (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Registration Rights Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Placement Agents or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Placement Agents and the Company in writing that they anticipate that they will be Participating Broker-Dealers; provided that in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Morgan Stanley unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Placement Agents unless such counsel elects not to so act, and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

                 (c) The Placement Agents shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to
Section 4(b) above.

                 5.       Indemnification and Contribution.         (a)  The
Company agrees to indemnify and hold harmless each Placement Agent, each Holder and each person, if any, who controls any Placement Agent or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Placement Agent or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent, any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Certificates or Registrable

Certificates were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agents or any Holder (and, in the case of such losses, claims, damages or liabilities incurred by Morgan Stanley, by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Morgan Stanley Capital Services, Inc. or to Morgan Stanley, Dean Witter, Discover & Co.) furnished to the Company in writing by the Placement Agents or any selling Holder expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to the Preliminary Memorandum shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Certificates, or any person controlling such Placement Agent, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Placement Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Certificates (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 5(a) of the Placement Agreement. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

                 (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Placement Agent, the other selling Holders and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company, any Placement Agent or any other selling Holder within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Placement Agents and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of paragraph (a) or paragraph (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agents and all persons, if any, who control any Placement Agent within the meaning of either Section 15 of the 1933 Act or
Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Placement Agents and persons who control any Placement Agent, such firm shall be designated in writing by the Placement Agents. In such case involving the Holders and such persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective number of Registrable Certificates of such Holder that were registered pursuant to a Registration Statement.

                 (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Certificates were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 The indemnity and contribution provisions contained in this
Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents, any Holder or any person controlling any Placement Agent or any Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, (iii) acceptance of any of the Exchange Certificates and (iv) any sale of Registrable Certificates pursuant to a Shelf Registration Statement.

                 6. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Registration Rights Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Certificates in this Registration Rights Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                 (b) Amendments and Waivers. The provisions of this Registration Rights Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Certificates affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Certificates unless consented to in writing by such Holder.

                 (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Placement Agents, the address set forth in the Placement Agreement, and
(ii) if to the Company, initially at the Company's address set forth in the Placement Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                 Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to each Trustee, at the address specified in the Applicable Trust Agreement.

                 (d) Successors and Assigns. This Registration Rights Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Certificates in violation of the terms of the Placement Agreement or the Trust Agreements. If any transferee of any Holder shall acquire Registrable Certificates, in any manner, whether by operation of law or otherwise, such Registrable Certificates shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Certificates, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Registration Rights Agreement and such Person shall be entitled to receive the benefits hereof. The Placement Agents (in their capacity as Placement Agents) shall have no liability or obligation to the Company with respect to any failure by any other Holder to comply with, or any breach by any other Holder of, any of the obligations of such other Holder under this Registration Rights Agreement.

                 (e) Purchases and Sales of Certificates. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act), not to purchase and then resell or otherwise transfer any Certificates.

                 (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

                 (g) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (h) Headings. The headings in this Registration Rights Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 (k) Trustees. The Trustees shall take such action as may be reasonably requested by the Company in connection with the Company satisfying its obligations arising under this Agreement.

                 IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                  ATLAS AIR, INC.



                                  By:
                                          ------------------------------------
                                          Name:
                                          Title:


Confirmed and accepted as of
  the date first above written:

MORGAN STANLEY & CO. INCORPORATED
BT ALEX. BROWN INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN, SACHS & CO.

By:      MORGAN STANLEY & CO. INCORPORATED



By:
     -------------------------
         Name:
         Title:

                                   EXHIBIT B


       Form of Opinion of Cahill Gordon & Reindel, Counsel to the Company

                  [Form of Opinion of Cahill Gordon & Reindel]



                             February       ,     1998


To Each of the Persons Listed
 on Schedule A Attached Hereto

Ladies and Gentlemen:

                 We have acted as special counsel to Atlas Air, Inc., a Delaware corporation ("Atlas"), in connection with the transactions
contemplated by the Placement Agreement dated January   , 1998 among Morgan
Stanley & Co. Incorporated, BT Alex. Brown, Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. (collectively, the "Placement Agents") and Atlas (the "Placement Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Placement Agreement or, if not defined therein, the Intercreditor Agreement (as defined below). This opinion is furnished pursuant to Section 3(d) of the Placement Agreement.

                 In arriving at the opinions expressed below, we have reviewed the following documents, each of which is dated as of the date hereof, except where otherwise indicated above or below:

                 (a)      an executed copy of the Placement Agreement,

                 (b)      an executed copy of the Note Purchase Agreement,

                 (c)      executed copies of the three Original Pass Through
Trust Agreements, dated as of [            ], 1998, between Atlas and

Wilmington Trust Company, as trustee, (the "Original Pass Through Trust Agreements") and executed copies of the three Successor Pass Through Trust
Agreements, dated as of [              ], 1998, between Atlas and Wilmington
Trust Company, as trustee, (the "Successor Pass Through Trust Agreements" and, collectively with the Original Pass Through Trust Agreements, the "Pass Through Trust Agreements"),

                 (d) a form of each of the Atlas Air Series 1998-1A Pass Through Certificates (the "Class A Certificates"), the Atlas Air Series 1998-1B Pass Through Certificates (the "Class B Certificates") and the Atlas Air Series 1998-1C Pass Through Certificates (the "Class C Certificates" and, together with the Class A Certificates and the Class B Certificates, the "Pass Through Certificates"), such Pass Through Certificates to be issued under the corresponding Original Pass Through Trust Agreements,

                 (e) an executed copy of the Intercreditor Agreement among the Trustees, ABN AMRO Bank N.V., acting through its Chicago branch, as Class A Liquidity Provider and Morgan Stanley Capital Services, Inc., as Class B and Class C Liquidity Provider, respectively (as defined therein), and Wilmington Trust Company, as Subordination Agent and trustee (the "Intercreditor Agreement"),

                 (f) an executed copy of each of the three Revolving Credit Agreements between the Subordination Agent, as borrower, and ABN AMRO Bank N.V., acting through its Chicago branch, as liquidity provider with respect to Class A Certificates and Morgan Stanley Capital Services, Inc. as liquidity provider with respect to, the Class B Certificates and the Class C Certificates, (the "Liquidity Facilities"),

                 (g)      an executed copy of each of the three Escrow
Agreements,

                 (h) a form of each of the Atlas Air 1998-1A Escrow Receipts (the "Class A Escrow Receipts"), the Atlas Air 1998-1B Escrow Receipts, (the "Class B Escrow Receipts") and the Atlas Air 1998-1C Escrow Receipts (the "Class C Escrow Receipts" and, together with the Class A Escrow Receipts and the Class B Escrow Receipts, the "Escrow Receipts"), such Escrow Receipts to be issued under the corresponding Escrow Agreements,

                 (i)      an executed copy of each of the three Deposit
Agreements,

                 (j) the forms of Assignment and Assumption Agreement attached to the Original Pass Through Trust Agreements (the "Form Assignment and Assumption Agreements"; the Pass Through Trust Agreements, the Note Purchase Agreement, the Pass Through Certificates, the Intercreditor Agreement, the Liquidity Facilities, the Escrow Agreements, the Escrow Receipts, the Deposit Agreements and the Assignment and Assumption Agreements (as defined below) are referred to herein collectively as the "Pass Through Trust Documents"),

                 (k) the forms of "Leased Aircraft Indenture", "Leased Aircraft Participation Agreement", "Lease", "Owned Aircraft Indenture", and "Owned Aircraft Participation Agreement" attached to the Note Purchase Agreement (collectively, the "Form Aircraft Financing Documents"),

                 (l)      an executed copy of the Registration Rights
Agreement,

                 (m)      the Final Memorandum dated January      , 1998 (the
"Final Memorandum") and

                 (n) the documents delivered to you by Atlas at the closing pursuant to the Placement Agreement, including copies of Atlas' Certificate of Incorporation (the "Certificate of Incorporation") and By-Laws certified by the Secretary of the State of Delaware and the Assistant Secretary of Atlas, respectively.

                 We have considered such matters of law and fact, and relied upon such certificates of officers of Atlas and public officials, corporate records and other information furnished to us, including without limitation the certificates and representations referred to below, as we have deemed appropriate as a basis for the opinions set forth below.

                 In arriving at the opinion expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us copies. In addition, we have (i) reviewed the representations and warranties set forth therein, including without limitation the accuracy of the representations and warranties set forth in Section 5(a) of each of the Deposit Agreements and
Section 5(i) of each of the Escrow Agreements, (ii) assumed that (A) each of the Pass Through Trust Documents has been (or, in the case of the Assignment and Assumption Agreements, will be) duly authorized, executed and delivered by each party thereto (other than Atlas and (B) each party to the Pass Through Trust Documents has the power and authority to enter into the Pass Through Trust Documents and has satisfied (or, in the case of the Assignment and Assumption Agreements, will satisfy) those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that the assumption set forth in this clause
(ii)(B) is not made as to Atlas regarding matters of the law of the State of New York, applicable federal laws of the United States of America (other than federal aviation laws and other federal laws relating to the operation or maintenance of the Aircraft by Atlas) or the General Corporation Law of the State of Delaware), and that, except as specifically covered in the opinions expressed below, each of the Pass Through Trust Documents is a valid, binding and enforceable obligation of each party thereto, (iii) that the Pass Through Certificates and the Escrow Receipts conform (and when executed and delivered by the parties thereto will conform) as to the forms thereof that we have reviewed, (iv) that the Pass Through Certificates and the Escrow Receipts will be duly executed, authenticated and delivered, against payment therefor, all in accordance with the terms of the Pass Through Trust Documents and the Escrow Agreements, respectively, and of the Placement Agreement, and (v) that each Indenture, Lease, Participation Agreement and Equipment Note conforms or will conform, as the case may be, to the appropriate Form Aircraft Financing Document or, in the case of Equipment Notes, to the forms thereof set forth in the relevant Form Aircraft Financing Document.

                 Based on and subject to the foregoing, and to the other assumptions, qualifications and limitations set forth herein, it is our opinion that:

                 1. Atlas is validly existing as a corporation in good standing under the laws of the State of Delaware.

                 2. Atlas has the corporate power (i) to own, lease and operate its properties and conduct its business as described in the Final Memorandum and (ii) to enter into each of the Pass Through Trust Documents and the Placement Agreement and to perform its obligations thereunder.

                 3. The execution and delivery by Atlas of each of the Atlas Pass Through Trust Documents have been duly authorized by all necessary corporate action of Atlas, and each of the Atlas Pass Through Trust Documents has been duly executed and delivered by Atlas. Each of the Atlas Pass Through Trust Documents (other than the Original Pass Through Trust Agreements, as to which we express no opinion) is a valid and binding obligation of Atlas enforceable against Atlas in accordance with its terms.

                 4. The execution and delivery by Atlas of the Placement Agreement and the Registration Rights Agreement has been duly authorized by all necessary corporate action of Atlas, and each of the Placement Agreement and the Registration Rights Agreement has been duly executed and delivered by Atlas.

                 5. Each of the Intercreditor Agreement, the Note Purchase Agreement and the Escrow Agreements is a valid and binding obligation of each Trustee that is a party thereto enforceable against each such Trustee in accordance with its terms. Each of the Successor Pass Through Trust Agreements is a valid and binding obligation of the applicable

Successor Trustee enforceable against the applicable Successor Trustee in accordance with its terms. When executed and delivered in accordance with the terms of the Original Pass Through Trust Agreements and the Successor Pass Through Trust Agreements and in the form of the applicable Form Assignment and Assumption Agreement, properly completed, assuming that all facts and circumstances relevant to such matter are the same as is the case on the date hereof, each of the assignment and assumption agreements contemplated under the Original Pass Through Trust Agreements to be executed and delivered by the Trustees and the Successor Trustees (collectively, the "Assignment and Assumption Agreements") will be a valid and binding obligation of each of the parties thereto enforceable against each of such parties in accordance with its terms. When the Successor Pass Through Trust Agreements become effective according to their terms, the applicable conditions precedent set forth in the Original Pass Through Trust Agreements and Successor Pass Through Trust Agreements have been satisfied and the related Assignment and Assumption Agreement has been executed and delivered by each of the parties thereto, assuming that all facts and circumstances relevant to such matter are the same as is the case on the date hereof, each of the Pass Through Trust Certificates lawfully and validly Outstanding (as such term is defined in the Original Pass Through Trust Agreements) under the Original Pass Through Trust Agreements at such time will be entitled to the benefits of such Successor Pass Through Trust Agreements. Each of the Liquidity Facilities, the Intercreditor Agreement and the Note Purchase Agreement is a legal, valid and binding obligation of the Subordination Agent enforceable against the Subordination Agent in accordance with its terms. Each of the Escrow Agreements, the Deposit Agreements and the Note Purchase Agreement is a valid and binding obligation of each Escrow Agent that is a party thereto enforceable against each such Escrow Agent in accordance with its terms. The Escrow Receipts are validly issued and outstanding and are entitled to the benefits of the applicable Escrow Agreement. Each of the Escrow Agreement and the Note Purchase Agreement is a valid and binding obligation of the Paying Agent that is a party thereto enforceable against such Paying Agent in accordance with its terms.

                 6. The statements set forth under the headings "Description of the Certificates," "Description of the Deposit Agreements", "Description of the Escrow Agents", "Description of the Liquidity Facilities," "Description of the Intercreditor Agreement" and "Description of the Equipment Notes" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Pass Through Certificates, the Pass Through Trust Agreements, the Deposit Agreements, the Escrow Agreements, the Escrow Receipts, the Liquidity Facilities, the Intercreditor Agreement and the Form Aircraft Financing Documents, provide a fair summary of such provisions. The statements set forth under "ERISA Considerations" in the Final Memorandum, insofar as such statements purport to summarize certain federal laws of the United States, provide a fair summary of such laws. The statements set forth under "Description of the Equipment Notes--Remedies" in the Final Memorandum, insofar as such statements purport to summarize provisions of
Section 1110 of the U.S. Bankruptcy Code, provide a fair summary of such provisions.

                 7. While there is no authority addressing the characterization of entities that are similar to the Trusts in all material respects, each of the Original Trusts should be classified as a grantor trust for U.S. federal income tax purposes. If, as may be the case, the Original Trusts are not classified as grantor trusts, they will be classified as partnerships for U.S. federal income tax purposes and will not be classified as publicly traded partnerships taxable as corporations provided that at least 90% of each such Original Trust's gross income for each taxable year of its existence is "qualifying income" within the meaning of Section 7704(d) of the Internal Revenue Code of 1986, as amended. Each of the Successor Trusts will be classified as a grantor trust for U.S. federal income tax purposes. The statements set forth under the heading "Certain U.S. Federal Income Tax Consequences" in the Final Memorandum, insofar as such statements purport to address the federal income tax laws of the United States, are accurate in all material respects with respect to the matters discussed therein and constitute a fair summary of the material U.S. federal income tax consequences of an investment in the Pass Through Certificates (with attached Escrow Receipts).

                 8. Atlas is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Original Trusts created under the Original Pass Through Trust Agreements are not required to be registered under the Investment Company Act. As of the Successor Pass Through Trust Effective Date, assuming that all facts and circumstances relevant to such matter are the same as is the case on the date hereof, the Successor Trusts created under the Successor Pass Through Trust Agreements will not be required to be registered under the Investment Company Act.

                 9. The issuance and sale of the Pass Through Certificates to the Placement Agent pursuant to the Placement Agreement, the issuance of the Escrow Receipts attached to Pass Through Certificates, the valid authorization, execution and delivery of the Atlas Pass Through Trust Documents by Atlas and the performance by Atlas of its respective obligations under the Atlas Pass Through Trust Documents do not require Atlas to obtain or effect any consent, approval, authorization, registration or qualification of or with any governmental agency or body of the United States or of the State of New York, except such as are required under the Securities Act of 1933, as amended (the "Securities Act"), and the securities or blue sky laws of the various states. Neither the execution and delivery by Atlas of the Atlas Pass Through Trust Documents and the Placement Agreement nor the consummation by Atlas of the transactions contemplated thereby to be consummated on the date hereof violates (i) Atlas' Certificate of Incorporation or By-Laws or (ii) any law or governmental rule or regulation known to us to be applicable to, or binding on, Atlas. Assuming that all facts and circumstances relevant to such matter are the same on the Successor Pass Through Trust Effective Date as is the case on the date hereof, neither the execution and delivery of the Assignment and Assumption Agreements on such Successor Pass Through Trust Effective Date in accordance with the terms of the Original Pass Through Trust Agreements and the Successor Pass Through Trust Agreements and in the form of the applicable Form Assignment and Assumption Agreement, nor the consummation by the parties thereto of the transactions contemplated to be consummated thereunder on such Successor Pass Through Effective Date, will violate any law or governmental rule or regulation known to us to be applicable to the transactions contemplated by the Assignment and Assumption Agreements.

                 10. Each of the Escrow Agreements creates a valid escrow under New York law and a valid equitable interest in the escrowed property in favor of the corresponding Trustee. Neither a New York court nor a United States federal court applying New York law or the U.S. Bankruptcy Code, if properly presented with the issue and after having properly considered such issue, would permit any holder of an Escrow Receipt to terminate the related Escrow Agreement, except in accordance with its terms.

                 11. So long as an Escrow Agreement has not been terminated, creditors of any person that is a holder of an Escrow Receipt thereunder or holders of a lien against the assets of any such person, such as trustees, receivers or liquidators (whether or not any insolvency proceeding has been commenced) (collectively, the "Creditors"), may acquire valid claims and liens, as to the Deposits established thereunder and as to the related Deposit Agreement and Escrow Agreement, only against the rights of the holder of such Escrow Receipt under such Escrow Agreement, and do not have, and may not through the enforcement of such Creditors' rights acquire, any greater right than the holder of such Escrow Receipt with respect to such Deposits, Deposit Agreement or Escrow Agreement.

                 12. No creditor of Atlas or any of its subsidiaries, and no holder of a lien against the assets of any such person, such as trustees, receivers or liquidators (whether or not any insolvency proceeding has been commenced), may acquire valid claims or liens as to the Deposits and the related Deposit Agreements and Escrow Agreements. Payment by the Depositary of interest, Purchase Withdrawal and Final Withdrawal amounts pursuant to Section
2.02 and 2.03, as the case may be, of the Deposit Agreements, made in accordance with the terms of the Deposit Agreements, will not constitute preferential payments under Section 547 of the Bankruptcy Code recoverable under Section 550 of the Bankruptcy Code should Atlas or any of its subsidiaries become a debtor in proceedings under the Bankruptcy Code.

                 13. No registration under the Securities Act of the Pass Through Certificates is required in connection with the sale of the Pass Through Certificates to the Placement Agents as contemplated by the Placement Agreement and the Final Memorandum or in connection with the initial resale of the Pass Through Certificates by the Placement Agents in accordance with
Section 2 of the Placement Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Pass Through Trust Agreements are not required to be qualified under the TIA, in each case assuming (i)(A) that the purchasers who buy such Pass Through Certificates in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs"), or other investors that are institutional "accredited investors" as that term is defined in Rule 501(A)(1), (2), (3) or (7) under the Act or (B) that the offer or sale of the Pass Through Certificates is made in an offshore transaction as defined in Regulation S under the Act, (ii) the accuracy of the Placement Agents' representations in Section 6 of the Placement Agreement and those of Atlas contained in the Placement Agreement regarding the absence of a general solicitation in connection with the sale of such Pass Through Certificates to the Placement Agent and the initial resale thereof and
(iii) the due performance by the Placement Agents of the agreements set forth in Section 6 of the Placement Agreement.

                 The foregoing opinions are subject to the following assumptions, qualifications and limitations:

                 (a) The opinions in paragraphs 3 and 5 above are subject to (i) bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance or other similar laws affecting the rights or remedies of creditors generally,
(ii) general principles of equity including, without limitation, laches and estoppel as equitable defenses and concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforceability is considered or applied in a proceeding in equity or at law) and considerations of impracticability or impossibility of performance, and defenses based upon unconscionability of otherwise enforceable obligations in the context of the factual circumstances under with enforcement thereof is sought, (iii) the qualification that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and
(iv) in the case of the Successor Pass Through Trust Agreements, the delayed effectiveness thereof in accordance with their respective terms. The opinions in paragraphs 10, 11 and 12 above are subject to (i) fraudulent transfer or fraudulent conveyance laws, (ii) general principles of equity including, without limitation, laches and estoppel as equitable defenses and concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforceability is considered or applied in a proceeding in equity or at law) and considerations of impracticability or impossibility of performance, and defenses based upon unconscionability of otherwise enforceable obligations in the context of the factual circumstances under which enforcement thereof is sought and (iii) the qualifications that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 (b) We express no opinion as to Section 7.11(a)(ii) of the Liquidity Facilities or Section 10.11(a)(ii) of the Intercreditor Agreement whereby the parties to such agreements waive any objections to the laying of venue in the courts of the State of New York and the courts of the United States of America for the Southern District of New York (and we note that such matters may be raised by such courts). We express no opinion as the enforceability of any provision contained in any of the Pass Through Trust Documents (i) that purports to establish or may be construed to establish evidentiary standards, (ii) as such provision relates to the jurisdiction of federal courts or (iii) providing for late payment charges but only to the extent such provision is deemed to constitute a penalty or liquidated damages provision. Under certain circumstances the requirement that the provisions of a Pass Through Trust Document may be modified or waived only in writing or only in a specific instance and provisions to the effect that failure or delay in exercising any right, remedy, power and/or privilege will not impair or waive such right, remedy, power and/or privilege may be unenforceable to the extent that an oral agreement has been effected on a course of dealing has occurred modifying such provisions. A court may modify or limit contractual agreements regarding attorneys' fees.

                 (c) Provisions of any Pass Through Trust Document which permit any person to take action or make determinations, or to benefit from indemnities, contribution agreements or similar undertakings, or waivers, exculpatory provisions or similar provisions, may be subject to limitations imposed by law or by public policy considerations.

                 (d) Insofar as the foregoing opinions relate to the valid existence and good standing of Atlas, they are based solely on a certificate of good standing received from the Secretary of State of the State of Delaware.

                 (e) In stating the opinions set forth in paragraphs 10 and 11, we have assumed that each holder of an Escrow Receipt is and will at all relevant times be an entity of a type eligible for relief under the Federal Bankruptcy Code as provided in Section 109 thereof.

                 (f) The foregoing opinions are limited to the law of the State of New York, the federal law of the United States of America and the General Corporation Law of the State of Delaware, in each case as in effect on the date hereof, except that we express no opinion with respect to (i) the laws, regulations or ordinances of any county, town or municipality or governmental subdivision or agency thereof, (ii)(x) state securities or blue sky laws (y) except as set forth in paragraph 8 above, the Investment Company Act, or (z) except as set forth in paragraph 9 above, federal securities laws other than the Investment Company Act, including without limitation the Securities Act and the Trust Indenture Act, (iii) any federal (except as set forth in paragraph 7 above) or state tax, antitrust or fraudulent transfer or conveyance laws, (iv) except as set forth in the penultimate sentence of paragraph 6 above, the Employee Retirement Income Security Act of 1974, as amended, or (v) federal aviation laws and other federal laws relating to the operation and maintenance of the Aircraft by Atlas. In addition, our opinions are based upon a review of those laws, statutes, rules and regulations which, in our experience, are normally applicable to transactions.

                 We have participated in conferences with officers and other representatives of Atlas, representatives of the independent public accountants for Atlas, representatives of the Placement Agents and counsel for the Placement Agents, at which the contents of the Final Memorandum and related matters were discussed. Although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum, on the basis of the foregoing (relying as to materiality to a large extent on discussions with and representations and opinions of officers and other representatives of Atlas) no facts have come to our attention which lead us to believe that the Final Memorandum (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which we need express no opinion), on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                 We are furnishing this opinion letter to you solely for your benefit. This opinion letter is not to be used, circulated or otherwise referred to for any other purpose whatsoever without in each instance our prior written consent. This opinion letter speaks only as of the date hereof and we disclaim any obligation to advise you of changes of law or fact that occur after the date hereof.

                               Very truly yours,

                                   EXHIBIT C


Form of Opinion of David Brictson, In-House Legal Counsel to the Company

                               [ATLAS LETTERHEAD]



                                                                February 9, 1998

To Each of the Persons Listed
  on Schedule A Attached Hereto

Ladies and Gentlemen:

     I am the Legal Counsel of Atlas Air, Inc., a Delaware corporation ("Atlas"). In such capacity, I and persons on my legal staff have acted as counsel to Atlas in connection with the transactions contemplated by the Placement Agreement dated January 27, 1998 among Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, and Goldman Sachs & Co. (collectively, the "Placement Agents") and Atlas (the "Placement Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Placement Agreement or, if not defined therein, the Intercreditor Agreement (as defined below). This opinion is furnished pursuant to Section 3(e) of the Placement Agreement.

     In arriving at the opinions expressed below, I or members of my legal staff have reviewed the following documents, each of which is dated as of the date hereof, except where otherwise indicated above or below:

     (a) an executed copy of the Placement Agreement,

     (b) an executed copy of the Note Purchase Agreement,

     (c) executed copies of the three Original Pass Through Trust Agreements, dated as of February 9, 1998 between Atlas and Wilmington Trust Company, as trustee, relating to the Original Trusts (each Original Pass Through Trust Agreement is referred to individually as an "Original Pass Through Trust Agreement" and collectively as the "Original Pass Through Trust Agreements"),

     (d) a form of each of the three Pass Through Trust Agreements (the "Successor Pass Through Trust Agreements") between Atlas and Wilmington Trust Company, as trustee, relating to the Successor Trusts (each Successor Pass Through Trust Agreement is referred to individually as a "Successor Pass Through Trust Agreement" and collectively as the "Successor Pass Through Trust Agreements", and the Successor Pass Through Trust Agreements, together with the Original Pass Through Trust Agreements, are referred to as the "Pass Through Trust Agreements"),

     (e) a form of each of the Atlas Air Series 1998-1A Pass Through Certificates (the "Class A Certificates"), the Atlas Air Series 1998-1B Pass Through Certificates (the "Class B Certificates") and the Atlas Air Series 1998-1C Pass Through Certificates (the "Class C Certificates" and, together with the Class A Certificates and the Class B Certificates, the "Pass Through Certificates"), such Pass Through Certificates to be issued under the corresponding Original Pass Through Trust Agreements,

     (f) an executed copy of the Intercreditor Agreement among the Trustees, ABN AMRO Bank N.V., acting through its Chicago branch, as Class A
         Liquidity Provider, and Morgan Stanley Capital Services, Inc., as Class B and Class C Liquidity Provider (as defined therein), and Wilmington Trust Company, as Subordination Agent and trustee (the "Intercreditor Agreement"),

     (g) an executed copy of each of the three Revolving Credit Agreements between the Subordination Agent, as borrower, and ABN AMRO Bank, N.V., as liquidity provider with respect to the Class A Certificates, and Morgan Stanley Capital Services, Inc., as liquidity provider with respect to the Class B Certificates and the Class C Certificates, respectively (the "Liquidity Facilities"),

     (h) an executed copy of each of the three Escrow Agreements,

     (i) a form of each of the Atlas Air 1998-1A Escrow Receipts (the "Class A Escrow Receipts"), the Atlas Air 1998-1B Escrow Receipts (the "Class B Escrow Receipts") and the Atlas Air 1998-1C Escrow Receipts (the "Class C Escrow Receipts" and, together with the Class A Escrow Receipts and the Class B Escrow Receipts, the "Escrow Receipts"), such Escrow Receipts to be issued under the corresponding Escrow Agreements,

     (j) an executed copy of each of the three Deposit Agreements,

     (k) the forms of Assignment and Assumption Agreement attached to the Original Pass Through Trust Agreements (when executed and delivered as contemplated under the Pass Through Trust Agreements, the "Assignment and Assumption Agreements" and together with the Pass Through Trust Agreements, the Note Purchase Agreement, the Pass Through Certificates, the Intercreditor Agreement, the Liquidity Facilities, the Escrow Agreements, the Escrow Receipts and the Deposit Agreements, the "Pass Through Trust Documents"),

     (l) the forms of "Leased Aircraft Indenture", "Leased Aircraft Participation Agreement", "Lease", "Owned Aircraft Indenture", and "Owned Aircraft Participation Agreement" attached to the Note Purchase Agreement,

     (m) the Offering Memorandum dated January 27, 1998 (the "Offering Memorandum"), and

     (n) the documents delivered to you by Atlas at the closing pursuant to the Placement Agreement, including copies of Atlas' Certificate of Incorporation (the "Certificate of Incorporation") and By-Laws certified by the Secretary of State of the State of Delaware and the Assistant Secretary of Atlas, respectively.

In addition, I or members of my legal staff have reviewed the originals or copies certified or otherwise identified to my or their satisfaction of all such corporate records of Atlas and its Subsidiaries (as defined below) and such other instruments and other certificates of public officials, officers and representatives of Atlas and such other persons, and I or members of my legal staff have made such investigations of law, as I deemed appropriate as a basis for the opinions expressed below.

    In arriving at the opinions expressed below, I and members of my legal staff have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, I and members of my legal staff have assumed and have not verified the accuracy as to factual matters of each document I or they have reviewed including, without limitation, the accuracy of the representations and warranties of Atlas in the Placement Agreement. As used herein, the phrase "to my knowledge" shall mean to my actual knowledge after reasonable investigation, but shall not be interpreted to impute to me knowledge of others.

    Based on the foregoing, and subject to the further assumptions, qualifications and limitations set forth below, it is my opinion that:

    1. Each of Atlas One, Inc., Atlas Freighter Leasing, Inc., Atlas Freighter Leasing II, Inc., Atlas Air Services Limited, LHC Properties, Inc., Genessee Insurance Company, Ltd. and Atlas Freightlease, Inc. (together, the "Subsidiaries") and Atlas has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power to own, lease and operate its properties and conduct its business as described in the Offering Memorandum. Each of Atlas and its Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in the United States in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have an Atlas Material Adverse Effect.

    2. To my knowledge, except as disclosed in the Offering Memorandum, there is no action, suit or proceeding before or by any governmental agency or body or court, domestic or foreign, now pending against Atlas or any of the Subsidiaries or any of their respective properties that will have an Atlas Material Adverse Effect or will have a material adverse effect on the ability of Atlas to perform its obligations under any of the Pass Through Trust Agreements or the Note Purchase Agreement (the Pass Through Trust Agreements and the Note Purchase Agreement are referred to collectively as the "Atlas Pass Through Trust Documents").

          3.   Atlas is a "citizen of the United States" within the meaning of
Section 40102(a)(15) of Title 49 of the United States Code, as amended, holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code, as amended, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

          4. The execution, delivery and performance by Atlas of the Atlas Pass Through Trust Documents, and the consummation by Atlas of the transactions contemplated by such documents, will not result in any violation of the provisions of the Certificate of Incorporation or By-Laws of Atlas or, to my acknowledge, any applicable law, administrative regulation or any administrative or court decree, nor does any such action, to my knowledge, constitute a breach of, or default under, or (except as contemplated therein) result in the creation or imposition of any lien, charge or encumbrance upon any assets of Atlas or any of the Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Atlas or any of the Subsidiaries is a party or by which any of them are bound or to which any of the assets of Atlas or any of the Subsidiaries is subject.

          5. The issuance and sale of the Pass Through Certificates to the Placement Agents pursuant to the Placement Agreement, the issuance of the Escrow Receipts attached to the Pass Through Certificates, the valid authorization, execution and delivery of the Atlas Pass Through Trust Documents by Atlas and the performance by Atlas of its obligations under the Atlas Pass Through Trust Documents do not require Atlas to obtain or effect any consent, approval, authorization, registration or qualification of or with any governmental agency or body of the United States or the State of Colorado, except such as may be required under federal or state securities or blue sky laws.

          6. To my knowledge, except as disclosed in the Offering Memorandum, there is no event of default under any material agreement or instrument under which indebtedness of Atlas is outstanding or by which it is bound or any of its properties is subject.

          7. To my knowledge, there are no legal or governmental proceedings pending or threatened against Atlas or any Subsidiary other than those disclosed in the Offering Memorandum or those which individually (or in the aggregate in the case of any class of related lawsuits) could not reasonably be expected to have a Atlas Material Adverse Effect.

         Insofar as the foregoing opinions relate to the valid existence and good standing of Atlas and the Subsidiaries, they are based solely on certificates of good standing received from the appropriate officials of the respective jurisdictions of incorporation. Insofar as the foregoing opinions relate to qualification to do business of Atlas and the Subsidiaries, they are based solely on certificates of foreign qualification received from the applicable Secretary of State's office.

         The foregoing opinions are limited to the federal law of the United States of America, the General Corporation Law of the State of Delaware and the law of the State of Colorado, in each case as in effect on the date hereof, except that I express no opinion with respect to (i) the laws, regulations or ordinances of any county, town or municipality or governmental subdivision or agency thereof, (ii) (x) state securities or blue sky laws and (y) federal securities laws, including without limitation the Securities Act, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended, (iii) any federal or state tax, antitrust or fraudulent transfer or conveyance laws (iv) the Employee Retirement Income Security Act of 1974, as amended, or (v) federal aviation laws, or any other federal laws relating to the operation and maintenance by Atlas of the Aircraft. In addition, my opinions are based upon a review of those laws, statutes, rules and regulations which, in my experience, are normally applicable to transactions of the type contemplated by the Pass Through Trust Documents.

         I am furnishing this opinion letter to you solely for your benefit in connection with the transactions described above. This opinion letter is not to be used, circulated, quoted or otherwise referred to by any other person or for any other purpose. This opinion letter speaks only as of the date hereof and I disclaim any obligation to advise you of changes of law or fact that occur after the date hereof.

                                             Very truly yours,

                                   EXHIBIT D



 Form of Opinion of Morris, James, Hitchins & Williams, Counsel to the Trustee

             [DRAFT OPINION OF MORRIS, JAMES, HITCHENS, & WILLIAMS]





                                February 9, 1998



To Each of the Parties Listed
on Schedule A Attached Hereto

     Re: Atlas Air Pass Through Certificates, Series 1998 1

Ladies and Gentlemen:

     We have acted as counsel to Wilmington Trust Company, a Delaware banking corporation (in its individual capacity, "Wilmington Trust", in its capacity as Mortgagee, Subordination Agent, and Pass Through Trustee, as the case be, the "Trustee"), in connection with the transactions contemplated by the Pass Through Trust Agreements between Atlas Air, Inc. ("Atlas") and Wilmington Trust, as Trustee, (the "Pass Through Trust Agreements"), relating to
Atlas Air Pass Through Trust, 1998-1A-O, Atlas Air Pass Through Trust 1998-1B-O, and Atlas Air Pass Through Trust 1998-1C-O (collectively, the "Trusts"), each dated as of February 9, 1998. This opinion is furnished at your request in connection with the Pass Through Certificates being issued today. Capitalized terms used herein and not otherwise defined are used as defined in the Pass Through Trust Agreements, except that reference herein to any documents shall mean such documents as in effect as of the date hereof.

     We have examined executed counterparts of the following documents:

          (a)  the Pass Through Trust Agreements;

          (b)  the Intercreditor Agreement;

To Each of the Parties Listed
on Schedule A Attached Hereto
February 9, 1998
Page 2



          (c)  each of the Liquidity Facilities;

          (d)  the Registration Rights Agreement

          (e) the Indenture (the documents described in items (a) through (e) are collectively referred to herein as the "Transaction Documents"); and

          (f) the Certificates being issued today in definitive form by the Trusts "Certificates".

     We also have examined and relied on originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of the corporations or entities referred to herein as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we also have relied upon the representations and warranties contained in the certificates and other documents referred to in this paragraph.

     Based upon the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

   1. Wilmington Trust is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the corporate power and authority to execute, deliver and perform, in its individual capacity, or as Trustee, as the case may be, the Transaction Documents, and the Certificates. Wilmington Trust is a "citizen of the United States" as defined in 49 U.S.C. Section 40102.


   2. Each of the Transaction Documents has been duly authorized, executed and delivered by Wilmington Trust in its individual capacity, or as Trustee, as the case may be, and constitutes the legal, valid and binding obligation of Wilmington Trust in its individual capacity, or as Trustee, as the case may be, enforceable against Wilmington Trust in its individual capacity, or as Trustee, as the case may be, in accordance with its terms.


   3. The Pass Through Trust Agreements constitute the legal, valid and binding obligations of Atlas, enforceable against Atlas in accordance with their terms.

   4. Wilmington Trust, solely in its capacity as Trustee, has duly authorized, issued, executed and delivered the Certificates to the holder thereof pursuant to the

To each of the Parties Listed
on Schedule A Attached Hereto
February 9, 1998
Page 3


terms and provisions of the Pass Through Trust Agreements; the Certificate are duly authorized, legal, valid and binding obligations of the Trusts, enforceable against the Trusts in accordance with their terms and the terms of the Pass Through Agreements and are entitled to the benefits of the Pass Through Trust Agreements; when issued in exchange for the certificates pursuant to the Registration rights Agreement and authenticated pursuant to the Pass Through Trust Agreements, the Exchange Certificates will be duly authorized, legal, valid and binding obligations of the Trusts, enforceable against the Trusts in accordance with their terms and the terms of the Pass Through Trust Agreements and will be entitled to the benefits of the Pass Through Trust Agreements.

     5. No authorization, consent or approval of, notice to or filing with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the State of Delaware governing the banking or trust powers of Wilmington Trust is required for the execution, delivery or performance by Wilmington Trust in its individual capacity, or as Trustee, as the case may be, of the Transaction documents or the Certificates.

     6. Neither the execution, delivery or performance by Wilmington Trust in its individual capacity, or as Trustee, as the case may be, of the Transaction Documents or the Certificates, nor compliance with the terms and provisions thereof, conflicts with the charter or bylaws of Wilmington Trust or results in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation of the United States or the State of Delaware governing the banking or trust powers of Wilmington Trust or, to our knowledge, any order, writ, injunction or decree of any court or governmental authority against Wilmington Trust or by which it or any of its properties is bound or, to our knowledge, any indenture, mortgage, contract or other agreement or instrument to which Wilmington Trust is a party or by which it or any of its properties is bound, or constitutes a default thereunder.

     7. Assuming that the Trusts will not be taxable as corporations, but, rather, will be classified as grantor trusts under subpart E, Part I of Subchapter J of the United States Internal Revenue Code of 1986 (the "Code"), as amended, or as partnerships under Subchapter K of the Code, and assuming (a) that the assets of the Trusts will be treated as held for investment purposes as provided in each Pass Through Trust Agreement and (b) that the acquisition, management and disposition of the assets of the Trusts (if the assets were held by a Certificateholder directly) would not constitute an integral part of the regular trade or business of such Certificateholder (other than the trade or business of investing), (i) the

To Each of the Parties Listed
on Schedule A Attached Hereto
February 9, 1998
Page 4

Trusts will not be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Delaware or any political subdivision thereof and (ii) Certificateholders that are not residents of or otherwise subject to tax in Delaware will not be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Delaware or any political subdivision thereof as a result of purchasing, holding (including receiving payments with respect to) or selling a Certificate.

     8. To our knowledge, there are no proceedings pending or threatened against or affecting Wilmington Trust in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Trusts or question the right, power and authority of Wilmington Trust in its individual capacity, or as Trustee, as the case may be, to enter into or perform its obligations under the Transaction Documents or which would call into question or challenge the validity of any of the Transaction Documents or the enforceability thereof.

     9. Each of the Equipment Notes (as defined in the Trust Indenture) to be delivered to and registered in the name of the Subordination Agent pursuant to the Intercreditor Agreement will be held by the Subordination Agent in trust as trustee for the Trusts under the Pass Through Trust Agreements on behalf of the Certificateholder of the Trusts.

        The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

     1. We are admitted to practice law in the State of Delaware and do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of Wilmington Trust (except that we express no opinion with respect to (i) federal securities laws, including, without limitation, the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended, or (ii) state securities or blue sky laws). Insofar as the foregoing opinions relate to the validity and enforceability of the Transaction Documents expressed to be governed by the laws of the State of New York, we have assumed that each such document is legal, valid, binding and enforceable in accordance with its terms under such laws (as to which we express no opinion).

To Each of the Parties Listed
on Schedule A Attached Hereto
February 9, 1998
Page 5


    B. The foregoing opinions regarding enforceability are subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to or affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

    C. We have assumed the due authorization, execution and delivery by each of the parties thereto (other than Wilmington Trust in its individual capacity, or as Trustee, as the case may be) of the Transaction Documents, that each of such parties has the full power, authority and legal right to execute, deliver and perform each such document.

    D. We have assumed that all signatures (other than those of Wilmington Trust in its individual capacity, or as Trustee, as the case may be) on documents examined by us are genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with the originals, which facts were have not independently verified.

    E. We have not participated in the preparation of any offering materials with respect to the Certificates and assume no responsibility for their contents.

    This opinion may be relied upon by you in connection with the matters set forth herein. Without our prior written consent, this opinion may be not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                                Very truly yours,

                                   EXHIBIT E



     Form of Opinion of Ray, Quinney & Nebeker, Counsel to the Escrow Agent

                                  EXHIBIT F-1



   Forms of Opinion of Vedder, Price, Kaufman & Kammholz, U.S. Counsel to the
                           Class A Liquidity Provider

                                            February __, 1998

To the Addressees Listed on
Exhibit A Attached Hereto

RE:     ATLAS AIR, INC. PASS THROUGH CERTIFICATES, SERIES 1998-1

Ladies and Gentlemen:

    We have acted as special counsel to ABN AMRO Bank N.V., Chicago Branch ("ABN AMRO") in connection with the transactions contemplated by that certain Revolving Credit Agreement (1998-1A)(the "Credit Agreement"), dated as of ________ ____, 1998, by and between Wilmington Trust Company ("WTC"), not in its individual capacity except as expressly provided therein, but solely as Subordination Agent under the Intercreditor Agreement (as defined below), as agent and trustee for the Atlas Airlines Pass Through trust 199_ -1A (the "Trust"), as Borrower and ABN AMRO, as Liquidity Provider; and the Intercreditor Agreement dated as of __________ ____, 1998 (the "Intercreditor Agreement") by and among WTC, as Trustee under the Trust, ABN AMRO, as Class A Liquidity Provider, Morgan Stanley & Co. Incorporated, as Class B Liquidity Provider and Class C Liquidity Provider and WTC, as Subordination Agent and Trustee (the Credit Agreement and the Intercreditor Agreement are hereinafter collectively referred to as the "Liquidity Documents").

    Except as otherwise noted herein, all capitalized terms used herein shall have the respective defined meanings set forth in the Credit Agreement.

    In connection with our opinion herein, we have (i) examined executed counterparts of the Liquidity Documents, (ii) relied without independent investigation or verification, upon the representations and warranties as to factual matters contained in each of the Operative Agreements and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, documents and other instruments as we have deemed relevant to the rendering of this opinion, and (iii) in such examination assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

VEDDER PRICE



          Based upon and subject to the foregoing, it is our opinion that:

     1. Each of the Liquidity Documents constitutes the legal, valid and binding obligation of each of the parties thereto enforceable against such parties in accordance with its terms, except as such enforceability is limited by (i) bankruptcy, receivership, conservatorship, insolvency, fraudulent transfer, liquidation, reorganization, moratorium or other laws affecting creditors' rights and remedies generally from time to time in effect as the same may be applied in the event of the bankruptcy, receivership, conservatorship, insolvency, moratorium, liquidation, reorganization or similar situation of any such party, or other similar occurrence with respect to any such party or by laws affecting the rights of creditors of depository institutions, (ii) the possible judicial application of foreign laws or governmental action affecting creditors' rights generally, (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy and applicable law relating to fiduciary duties, and (iv) any implied covenant of good faith and fair dealing.

     2. ABN AMRO Bank N.V. is licensed by the Office of Banks and Real Estate of the State of Illinois to maintain its branch at 135 LaSalle Street, Chicago, Illinois (the "Branch"), in accordance with the banking law of the State of Illinois and the Branch has the full power, authority and legal right to execute and deliver the Liquidity Documents.

     3. The execution, delivery and performance by ABN AMRO of the Liquidity Documents, and the consummation of the transactions contemplated therein do not violate any banking law, or any governmental rule or regulation relating thereto, of the United States of America, the State of Illinois or the State of New York.

     4. No authorization, consent, approval or other action by, and no notice to or filing with, any banking authority or regulatory body of the United States of America, the State of Illinois or the State of New York is required for the due execution, delivery and performance by ABN AMRO of the Liquidity Documents other than administrative and ministerial filings which ABN AMRO is obligated to make in the ordinary course of its business (which filings we have assumed have been and will continue to be made in a timely manner).

     5. The payment obligations of ABN AMRO under the Liquidity Documents constitute unsecured and unsubordinated obligations of ABN AMRO.

          No opinion is given herein as to (i) the availability of specific performance or equitable relief of any kind or (ii) any federal or state securities laws.

          In rendering the opinions set forth above, we have assumed that each of the parties to the Liquidity Documents has the full power, authority and legal right to enter into the Liquidity Documents and that the Liquidity Documents have been duly authorized, executed and delivered by each of such parties.

VEDDER PRICE

     We note that the operations of ABN AMRO are subject to the laws and regulations of the State of Illinois, including the laws and regulations governing bank deposits and collections and in the event of a conflict between Illinois law and New York law regarding bank deposits and collections, Illinois law would prevail.

     We further express no opinion as to the validity, binding effect or enforceability of (i) purported waivers of any statutory or other rights, court rules or defenses to obligations or consents to any actions where such waivers or consents (A) are against public policy or (B) constitute waivers of rights or consents to actions which by law, regulation or judicial decision may not otherwise be waived or given, (ii) provisions indemnifying any person against, or relieving any person of liability for, its own negligent or wrongful acts or in any other circumstances where enforcement of such provisions would be against public policy or limited or prohibited by applicable law, (iii) any provisions which purport to authorize or permit any person to act in a manner which is determined not to be in good faith or commercially reasonable or any provisions which purport to waive any rights in respect of such acts, (iv) any provisions which purport to authorize or permit any person to exercise any right or remedy upon any nonmaterial breach or default, (v) any forum selection provision, (vi) any powers of attorney to the extent that they purport to grant rights and powers that may not be granted under applicable law, (vii) any right or obligation to the extent that the same may be varied by course of dealing or performance, or (viii) any provision that is subject to any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

     This opinion is rendered to you for your benefit and may not be relied upon by any other person, or by you for any other purpose, without our express written consent.

     We do not express herein any opinion as to any matters governed by any law other than the laws of the State of New York, the State of Illinois and the Federal law of the United States. This opinion is given as of the date hereof and we assume no obligation to advise you of any change which may hereafter be brought to our attention.


                                             Very truly yours,




DNG:DAW

                                  EXHIBIT F-2


Form of Opinion of Clifford Chance, Netherlands Counsel to the Class A Liquidity Provider

                                                           Draft no (1) MMVK/TAK
                                                           [*] January 1998




To:

The Persons Listed
on the Schedule hereto


Dear Sirs,



                      Atlas Air Pass Through Certificates
                                 Series 1998-1


We have acted as Dutch legal counsel to ABN AMRO Bank N.V. ("ABN AMRO"), acting through its Chicago Branch, in connection with the revolving credit agreement 1998-1 dated as of [* January 1998 (the "Revolving Credit Agreement") by and between [SUBORDINATION AGENT]("[*]") as Subordination Agent, as agent and as trustee for Atlas Air Pass Through Trust 1998-1A, 1998-1B and 1998-1C (the "Trusts") as Borrower, and ABN AMRO, Chicago Branch as Class A Liquidity Provider, and the Intercreditor Agreement dated as of [*] January 1998 the "Intercreditor Agreement") by and among [*], as Trustee under the Trust, ABN AMRO, Chicago Branch as Class A Liquidity Provider and [*] as Subordination Agent and Trustee (the Revolving Credit Agreement and the Intercreditor Agreement are hereinafter collectively referred to as the "Liquidity Documents"). This opinion is being furnished at your specific request. In such capacity, we have examined the following documents, as well as such other documents and instruments as we have deemed necessary or advisable for the purposes of this opinion:

(a) [a draft of the Revolving Credit Agreement (1998-1) dated [*]] and a draft of the Intercreditor Agreement sent to us by fax of 12 January 1998;

(b) a copy of the articles of association (statuten) of ABN AMRO as they stand on the date hereof since their latest amendment dated 21 September 1991, being the currently effective articles of association according to the extract referred to in (c) below (the "Articles of Association"); and

(c) a copy of an official summary extract (beperkt uittreksel) dated 19 December 1997 from the Commercial Register of the Chamber of Commerce of Amsterdam relating to the registration of ABN AMRO under number 332587 and confirmed to us by the Chamber of Commerce of Amsterdam by telephone on the date hereof to have remained unaltered since such date.

All capitalized terms not otherwise defined herein shall have the meaning set forth in the Liquidity Documents.

Based upon the foregoing, we are of the opinion (limited in all respects to the laws of The Netherlands) that:

1. ABN AMRO is duly registered with the Commercial Register of the Amsterdam Chamber of Commerce as (i) a public company with limited liability (naamloze vennootschap), (ii) incorporated on 29 March 1824 and (iii) validly existing under the laws of The Netherlands and has the corporate power under the laws of The Netherlands to enter into the Liquidity Documents and to perform its obligations thereunder through its Chicago Branch.

2. The execution, delivery and performance of the Liquidity Documents by the Chicago Branch of ABN AMRO have been duly authorised by all necessary corporate action on the part of ABN AMRO and do not contravene any provision of applicable law or regulation in The Netherlands or of the Articles of Association and no further authorisation by or any corporate action of ABN AMRO is required in connection with the execution, delivery and performance by it of the Liquidity Documents.

3. Assuming the Liquidity Documents constitute legal, valid and binding obligations under the laws of the State of New York, and assuming due authorisation, execution and delivery thereof by all other parties to such Liquidity Documents, the Liquidity Documents, when executed and delivered by [*] and [*] of ABN AMRO's Chicago Branch, will constitute legal, valid and binding obligations of ABN AMRO enforceable against ABN AMRO in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganisation, moratorium or other similar laws affecting the rights of creditors against ABN AMRO generally, as the same may be applied in the event of bankruptcy, insolvency, liquidation or reorganisation of, or other similar occurrence with respect to, ABN AMRO or in the event of a moratorium or similar occurrence affecting ABN AMRO, and subject to the provisions of Chapter X of the Act on the Supervision of the Credit System 1992 (Wet Toezicht Kredietwezen
     1992) regarding emergency measures for credit institutions in The Netherlands.

4. No consent or approval of any governmental authority in The Netherlands is required as a condition to the enforceability of ABN AMRO's obligations under the Liquidity Documents.

5 The courts of The Netherlands will observe and give affect to the choice of the laws of the State of New York as the laws governing the Liquidity Documents in any proceedings in relation thereto on the basis and within the scope of and subject to the limitations imposed by the 1980 Rome Convention on the Law Applicable to Contractual Obligations (the "Rome Convention").

     With the express reservation that as Dutch lawyers we are not qualified to assess the exact meaning and consequences of the terms of the Liquidity Documents under the laws of the State of New York, on the face of such document we are not aware of any provision that is likely to be manifestly incompatible with Netherlands' public policy (a limitation on the chosen law arising under article 16 Rome Convention) or that is likely to give rise to situations where mandatory rules of Netherlands' law will prevail over the chosen law of such document (a limitation on the chosen law arising under article 7 Rome Convention). It should be noted that we are not aware of any published order, ruling or decision of a Netherlands' court, in which such court has given overriding effect to foreign mandatory rules pertaining to a law other than the chosen (or applicable) law or Netherlands' law (a limitation on the chosen law arising under article 7(1) Rome Convention) in commercial or financial litigation brought before such courts.

6. In the absence of an applicable treaty or convention providing for the recognition and enforcement of judgements in civil and commercial matters which is binding in The Netherlands, a judgement rendered by a foreign court against ABN AMRO will not be recognised and enforced by the courts of The Netherlands and in order to obtain a judgement that is enforceable against ABN AMRO. It will be necessary to relitigate the matter before the competent court of The Netherlands and to submit the judgment rendered by the foreign court in the course of such proceedings, in which case the Netherlands' court may give such effect to the foreign judgment as it deems appropriate. There are no treaties between The Netherlands and the United States of America on the recognition and enforcement of civil or commercial judgments. However, according to current practice, based upon case law, Netherlands' courts will in all probability recognize, give "res judicata" to and render a judgment in accordance with a foreign judgment if and to the extent that the following conditions are met:


     (i) the foreign court rendering the judgment has jurisdiction over the matter on internationally acceptable grounds (e.g. if the parties have agreed, for example in a contract, to submit their disputes to the foreign court) and has conducted the proceedings in accordance with generally accepted principles of fair trial (e.g. after proper service of process);

     (ii) the foreign judgment is final and definite; and

     (iii) such recognition is not in conflict with Netherlands' public policy (i.e. a fundamental principle of Dutch law) or an existing Netherlands' judgment.

7. Assuming that under the laws of the State of New York to which they are expressed to be subject, and any other relevant laws (other than those of The Netherlands) the Liquidity Documents constitute general unsecured and unsubordinated obligations of ABN AMRO, the payment obligations of ABN AMRO under the Liquidity Documents rank at least pari passu with all other unsecured and unsubordinated obligations of ABN AMRO (other than those obligations preferred by mandatory operation of law and with the exception of any rights of set-off or counter-claim which may be asserted against ABN
    AMRO).

8. Under the laws of The Netherlands, the submission to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and the appellate courts, and the waiver of immunities contained in Section [7.11] of the Revolving Credit Agreement and Section 10.11 of the Intercreditor Agreement constitutes an effective submission by ABN AMBO to the jurisdiction of such courts.

The opinions expressed above are subject to the following assumptions:

(1) the Liquidity Documents have been or will be executed in a form the same in all material respects as the drafts that we have reviewed for the purpose of rendering this opinion;

(2) that each party to the Liquidity Documents (other than ABN AMRO) is duly incorporated and organized, and validly existing and in good standing (where such concept is legally relevant) under the laws of its jurisdiction of incorporation and the jurisdiction of its place of business; and

(3) that all signatures on original documents are genuine and all photocopies conform to the originals.

We express no opinion as to matters governed by any law other than the laws of The Netherlands.

This opinion is addressed to you and may not be relied upon by any other person. Without limiting the foregoing, this opinion may not be published, transmitted or otherwise communicated to, or filed with, any person, firm, company or institution, unless we have given our prior explicit written consent thereto in each instance.

This opinion shall be governed by, be construed in accordance with and be limited to the law of The Netherlands.



Yours sincerely,




Th.A.L. Kliebisch
Clifford Chance

                                  EXHIBIT F-3




         Form of Opinion of In-house Legal Counsel to the Class B and C
                               Liquidity Provider
     laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (5) Neither Morgan Stanley nor MSDWD is required to obtain any authorization, consent, approval, exemption or license from, or to file any registration with, any governmental authority of the United States of America or the State of New York as a condition to the validity of, or for the execution and delivery of the Liquidity Agreements or the Guarantee, to the performance by Morgan Stanley or MSDWD of its obligations thereunder.

     (6) The execution, delivery and performance of the Liquidity Agreements by Morgan Stanley and the Guarantee by MSDWD will not contravene or constitute a default under any statute, regulation, rule, order or judgment or any governmental authority of the United States of America or the State of New York, or under any provision of the Certificate of Incorporation or By-Laws of Morgan Stanley or MSDWD.

     In connection with my opinion set forth in paragraph (4) above, I note that, as of the date of this opinion, a judgment for money in an action in a Federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of a foreign currency into United States dollars will depend upon various factors, including which court renders the judgment. Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on an obligation required to be paid in a foreign currency would be required to render such judgment in such foreign currency, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

     The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and I am expressing no opinion as to the effect of the laws of any other jurisdiction.

     With your approval, I have relied as to certain matters on information obtained from public officials, officers of Morgan Stanley and MSDWD and other sources believed by me to be responsible, and I have assumed that the signatures on all documents examined by me are genuine, assumptions which I have not independently verified.

     I am furnishing this opinion to you solely for your benefit in connection with the above-referenced agreement. Except for your own internal use, this opinion is not to be used or circulated, quoted or otherwise referred to, or relied upon without my express consent.




                                                         Very truly yours,


                                                         Counsel

                                  EXHIBIT F-4



    Form of Opinion of Shearman & Sterling, Counsel to the Placement Agents

                        [SHEARMAN & STERLING LETTERHEAD]



                                             February 9, 1998


To the Addressees listed on
Schedule A attached hereto


                                Atlas Air, Inc.
             $538,915,000 Pass Through Certificates, Series 1998-1
             -----------------------------------------------------


Ladies and Gentlemen:

          We have acted as special counsel to Morgan Stanley & Co.
Incorporated, BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. (collectively, the "Placement Agents") in connection with the purchase by the Placement Agents, subject to the terms and conditions of the Placement Agreement dated January 27, 1998 (the "Placement Agreement"), among the Placement Agents and Atlas Air, Inc., a Delaware corporation (the "Company"), of $538,915,000 aggregate principal amount of Pass Through Certificates, Series 1998-1 (the "Certificates"), having the aggregate principal amounts, interest rates and final distribution dates set forth in Schedule A to the Placement Agreement, issued by Wilmington Trust Company ("WTC"), not in its individual capacity but solely as Trustee (the "Trustee") of Atlas Air Pass Through Trust 1998-1A-O (the "Class A Trust"), Atlas Air Pass Through Trust 1998-1B-O (the "Class B Trust") and Atlas Air Pass Through Trust 1998-1C-O (the "Class C Trust" and, collectively with the Class A Trust and Class B Trust, the "Trusts") created pursuant to three separate Pass Through Trust Agreements, each dated as of February 29, 1998 (the "Pass Through Trust Agreements"), between the Company and the Trustee.

          Certain amounts of interest payable on the Certificates will enjoy the benefit of separate liquidity facilities. In the case of the Class B Trust and the Class C Trust, Morgan Stanley Capital Services, Inc. (the "Class B and C Liquidity Provider") has entered into (i) that certain Revolving Credit Agreement (1998-1B) and that certain Revolving Credit Agreement (1998-1C) (collectively, the "Class B and C Liquidity Facilities"), each dated as of February 9, 1998, between WTC (as Subordination Agent, as agent and as trustee for the Class B Trust and the Class C Trust, as the case may be) as Borrower, and the Class B and C Liquidity Provider, and (ii) that certain Intercreditor Agreement, dated as of February 9, 1998 (the "Intercreditor Agreement"), among WTC, not in its individual capacity except as expressly provided therein, but solely as Trustee under the Trusts; ABN AMRO Bank N.V., acting through its Chicago Branch, and the Class B and C Liquidity Provider, as Liquidity Providers; and WTC, not in its individual capacity except as expressly provided therein, but solely as Subordination Agent and Trustee (the Class B and C Liquidity Facilities and the Intercreditor Agreement being referred to collectively as the "Class B and C Liquidity Documents").

          This opinion is furnished pursuant to the Section 3(h) of the Placement Agreement. Capitalized terms used and not otherwise defined herein have the respective meanings set forth in the Class B and C Liquidity Documents.

          In connection with our opinion herein, we have participated in the preparation of, or have examined, the Class B and C Liquidity Documents. We have also examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to such documents, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. We have also assumed that the Class B and C Liquidity Documents have been duly authorized, executed and delivered by each party thereto and, except as covered by our opinion set forth below, that the Class B and C Liquidity Documents constitute the legal, valid and binding obligations of each such party enforceable against such party in accordance with their respective terms.

          Our opinion is limited to the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, and we do not express any opinion herein concerning any other law.

          Based upon and subject to the foregoing, we are of the opinion that each of the Class B and C Liquidity Documents constitutes the legal, valid and binding obligation of the Class B and C Liquidity Provider, enforceable against such party in accordance with its terms, except as (x) enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (y) enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          We are furnishing this letter to you solely for your benefit. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                        Very truly yours,

                                  EXHIBIT G-1



Form of Opinion of Vedder, Price, Kaufman & Kammholz, U.S. Counsel to the Depositary

                                             February __, 1998


To the Addresses Listed on
Exhibit A Attached Hereto

RE:  ATLAS AIR, INC. PASS THROUGH CERTIFICATES, SERIES 1998-1

Ladies and Gentlemen:

          We have acted as special counsel to ABN AMRO Bank N.V., Chicago Branch ("ABN AMRO") in connection with the transactions contemplated by each of Deposit Agreement (Class A), Deposit Agreement (Class B) and Deposit Agreement (Class C) in each case dates as of ______________, 1998 (the "Deposit Agreements") and between Wilmington Trust Company, not in its individual capacity except as expressly provided therein, but solely as Escrow Agent and ABN AMRO, as Depositary.

          Except as otherwise noted herein, all capitalized terms used herein shall have the respective defined meanings set forth in the Deposit Agreements.

          In connection with our opinion herein, we have (i) examined executed counterparts of the Deposit Agreements, (ii) relied without independent investigation or verification, upon the representations and warranties as to factual matters contained in each of the Operative Agreements and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, documents and other instruments as we have deemed relevant to the rendering of this opinion, and (iii) in such examination assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

          Based upon and subject to the foregoing, it is our opinion that:

     1. Each of the Deposit Agreements constitutes the legal, valid and binding obligation of ABN AMRO enforceable against it in accordance with its terms, except as such enforceability is limited by (i) bankruptcy, receivership, convervatorship, insolvency, fraudulent transfer, liquidation, reorganization, moratorium or other laws affecting creditors' rights and

VEDDER PRICE

remedies generally from time to time in effect as the same may be applied in the event of the bankruptcy, receivership, conservatorship, insolvency, moratorium,liquidation, reorganization or similar situation of any such party, or other similar occurrence with respect to any such party or by laws affecting the rights of creditors of depository institutions, (ii) the possible judicial application of foreign laws or governmental action affecting creditors' rights generally, (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy and applicable law relating to fiduciary duties, and (iv) any implied covenant of good faith and fair dealing.

     2. ABN AMRO Bank N.V. is licensed by the Office of Banks and Real Estate of the State of Illinois to maintain its branch at 135 LaSalle Street, Chicago, Illinois (the "Branch"), in accordance with the banking law of the State of Illinois and the Branch has the full power, authority and legal right to execute and deliver the Deposit Agreements.

     3. The execution, delivery and performance by ABN AMRO of the Deposit Agreements, and the consummation of the transactions contemplated therein do not violate any banking law, or any governmental rule or regulation relating thereto, of the United States of America, the State of Illinois or the State of New York.

     4. No authorization, consent, approval or other action by, and no notice to or filing with, any banking authority or regulatory body of the United States of America, the State of Illinois or the State of New York is required for the due execution, delivery and performance by ABN AMRO of the Deposit Agreements other than administrative and ministerial filings which ABN AMRO is obligated to make in the ordinary course of its business (which filings we have assumed have been and will continue to be made in a timely manner).

     5. The payment obligations of ABN AMRO under the Deposit Agreements constitute unsecured and unsubordinated obligations of ABN AMRO.

          No opinion is given herein as to (i) the availability of specific performance or equitable relief of any kind or (ii) any federal or state securities laws.

          In rendering the opinions set forth above, we have assumed that each of the parties to the Deposit Agreements has the full power, authority and legal right to enter into the Deposit Agreements and that the Deposit Agreements have been duly authorized, executed and delivered by each of such parties.

          WE NOTE THAT THE OPERATIONS OF ABN AMRO ARE SUBJECT TO THE LAWS AND REGULATIONS OF THE STATE OF ILLINOIS, INCLUDING THE LAWS AND REGULATIONS GOVERNING BANK DEPOSITS AND COLLECTIONS.

          We further express no opinion as to the validity, binding effect or enforceability of (i) purported waivers of any statutory or others rights, court rules or defenses to obligations or

VEDDER PRICE

remedies generally from time to time in effect as the same may be applied in the event of the bankruptcy, receivership, conservatorship, insolvency, moratorium, liquidation, reorganization or similar situation of any such party, or other similar occurrence with respect to any such party or by laws affecting the rights of creditors of depository institutions, (ii) the possible judicial application of foreign laws of governmental action affecting creditors' rights generally, (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy and applicable law relating to fiduciary duties, and (iv) any implied covenant of good faith and fair dealing.


     2. ABN AMRO Bank N.V. is licensed by the Office of Banks and Real Estate of the State of Illinois to maintain its branch at 135 LaSalle Street, Chicago, Illinois (the "Branch"), in accordance with the banking law of the State of Illinois and the Branch has the full power, authority and legal right to execute and deliver the Deposit Agreements.

     3. The Execution, delivery and performance by ABN AMRO of the Deposit Agreements, and the consummation of the transactions contemplated therein do not violate any banking law, or any governmental rule or regulation relating thereto, of the United States of America, the State of Illinois or the State of New York.

     4. No authorization, consent, approval or other action by, and no notice to or filing with, any banking authority or regulatory body of the United States of America, the State of Illinois or the State of New York is required for the due execution, delivery and performance by ABN AMRO of the Deposit Agreements other than administrative and ministerial filings which ABN AMRO is obligated to make in the ordinary course of its business (which filing we have assumed have been and will continue to be made in a timely manner).

     5. The payment obligations of ABN AMRO under the Deposit Agreements constitute unsecured and unsubordinated obligations of ABN AMRO.

          No opinion is given herein as to (i) the availability of specific performance or equitable relief of any kind or (ii) any federal or state securities laws.

          In rendering the opinions set forth above, we have assumed that each of the parties to the Deposit Agreements has the full power, authority and legal right to enter into the Deposit Agreements and that the Deposit Agreements have been duly authorized, executed and delivered by each of such parties.

          We note that the operations of ABN AMRO are subject to the laws and regulations of the State of Illinois, including the laws and regulations governing bank deposits and collections and in the event of a conflict between Illinois law and New York law regarding bank deposits and collections, Illinois law would prevail.

VEDDER PRICE


consents to any actions where such waivers and consents (A) are against public policy or (B) constitute waivers of rights or consents to actions which by law, regulation or judicial decision may not otherwise be waived or given, (ii) provisions indemnifying any person against, or relieving any person of liability for, its own negligent or wrongful acts or in any other circumstances where enforcement of such provisions would be against public policy or limited or prohibited by applicable law, (iii) any provisions which purport to authorize or permit any person to act in a manner which is determined not to be in good faith or commercially reasonable or any provisions which purport to waive any rights in respect of such acts, (iv) any provisions which purport to authorize or permit any person to exercise any right or remedy upon any nonmaterial breach or default, (v) any forum selection provision,
(vi) any powers of attorney to the extent that they purport to grant rights and powers that may not be granted under applicable law, (vii) any right or obligation to the extent that the same may be varied by course of dealing or performance, or (viii) any provision that is subject to any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

          This opinion is rendered to you for your benefit and may not be relied upon by any other person, or by you for any other purpose, without our express written consent.

          We do not express herein any opinion as to any matters governed by any law other than the laws of the State of New York, the State of Illinois and the Federal law of the United States. This opinion is given as of the date hereof and we assume no obligation to advise you of any change which may hereafter be brought to our attention.


                               Very truly yours,



DNG:DAW

                                  EXHIBIT G-2

   Form of Opinion of Clifford Chance, Netherlands Counsel to the Depositary

                                                           Draft no (1) MMVK/TAK
                                                                [*] January 1998



To:

The Persons Listed
on the Schedule hereto




Dear Sirs,



                      Atlas Air Pass Through Certificates
                                 Series 1998-1



We have acted as Dutch legal counsel to ABN AMRO Bank N.V. ("ABN AMRO"), acting through its Chicago Branch, in connection with the deposit agreement 1988-1 dated as of [*] January 1998 (the "DEPOSIT AGREEMENT") by and between [ESCROW AGENT] ("[*]"), as Escrow Agent and ABN AMRO, Chicago Branch as Depositary (the Deposit Agreement, the Placement Agreement (as defined hereunder) and the Indemnity Agreement (as defined hereunder) are hereinafter collectively referred to as the "TRANSACTION DOCUMENTS"). This opinion is being furnished at your specific request. In such capacity, we have examined the following documents, as well as such other documents and instruments as we have deemed necessary or advisable for the purposes of this opinion:

(a)  a draft of the Deposit Agreement dated 26 November 1997;



(c) a draft of the indemnity agreement dated 26 November 1997 (the "INDEMNITY AGREEMENT");

(d) a copy of the articles of association (statuten) of ABN AMRO as they stand on the date hereof since their latest amendment dated 21 September 1991, being the currently effective articles of association according to the extract referred to in (c) below (the "Articles of Association"); and

(e) a copy of an official summary extract (beperkt minreksel) dated 19 December 1997 from the Commercial Register of the Chamber of Commerce of Amsterdam relating to the registration of ABN AMRO under number 332587 and confirmed to us by the Chamber of Commerce of Amsterdam by telephone on the date hereof to have remained unaltered since such date.

All capitalized terms not otherwise defined herein shall have the meaning set forth in the Transaction Documents.

Based upon the foregoing, we are of the opinion (limited in all respects to the laws of The Netherlands) that:

1. ABN AMRO is duly registered with the Commercial Register of the Amsterdam Chamber of Commerce as (i) a public company with limited liability (noamlace vennootschap), (ii) incorporated on 29 March 1824 and (iii) validly existing under the laws of The Netherlands and has the corporate power under the laws of The Netherlands to enter into the Transaction Documents and to perform its obligations thereunder through its Chicago Branch.

2. The execution, delivery and performance of the Transaction Documents by the Chicago Branch of ABN AMRO have been duly authorized by all necessary corporate action on the part of ABN AMRO and do not contravene any provision of applicable law or regulation in The Netherlands or of the Articles of Association and no further authorisation by or any corporate action of ABN AMRO is required in connection with the execution, delivery and performance by it of the Transaction Documents.

3. Assuming the Transaction Documents constitute legal, valid and binding obligations under the laws of the State of New York, and assuming due authorisation, execution and delivery thereof by all other parties to such Transaction Documents, the Transaction Documents, when executed and delivered by [*] and [*] of ABN AMRO's Chicago Branch, will constitute legal, valid and binding obligations of ABN AMRO enforceable against ABN AMRO in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganisation, moratorium or other similar laws affecting the rights of creditors against ABN AMRO generally, as the same may be applied in the event of bankruptcy, insolvency, liquidation or reorganisation of, or other similar occurrence with respect to, ABN AMRO or in the event of a moratorium or similar occurrence affecting ABN AMRO, and subject to the provisions of Chapter X of the Act on the Supervision of the Credit System 1992 (Wet Toericht Kredistwezen 1992) regarding emergency measures for credit institutions in The Netherlands.


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                                     - 3 -

4. No consent, approval, authorization or order of, or filing with any governmental authority or body or any court in The Netherlands is required as a condition to the enforceability of ABN AMRO's obligations under the Transaction Documents.

5. The courts of The Netherlands will observe and give effect to the choice of the laws of the State of New York as the laws governing the Transaction Documents in any proceedings in relation thereto on the basis and within the scope of and subject to the limitations imposed by the 1980 Rome Convention on the Law Applicable to Contractual Obligations (the "Rome Convention").

     With the express reservation that as Dutch lawyers we are not qualified to assess the exact meaning and consequences of the terms of the Transaction Documents under the laws of the State of New York, on the face of such document we are not aware of any provision that is likely to be manifestly incompatible with Netherlands' public policy (a limitation on the chosen law arising under article 16 Rome Convention) or that is likely to give rise to situations where mandatory rules of Netherlands' law will prevail over the chosen law of such document (a limitation on the chosen law arising under article 7 Rome Convention). It should also be noted that we are not aware of any published order, ruling or decision of a Netherlands' court, in which such a court has given overriding effect to foreign mandatory rules pertaining to a law other than the chosen (or applicable) law or Netherland's law (a limitation on the chosen law arising under article 7 (1) Rome Convention) in commercial or financial litigation brought before such courts.

6. In the absence of an applicable treaty or convention providing for the recognition and enforcement of judgments in civil and commercial matters which is binding in The Netherlands, a judgment rendered by a foreign court against ABN AMRO will not be recognised and enforced by the courts of The Netherlands and in order to obtain a judgment that is enforceable against ABN AMRO, it will be necessary to relitigate the matter before the competent court of The Netherlands and to submit the judgment rendered by the foreign court in the course of such proceedings, in which case the Netherlands' court may give such effect to the foreign judgment as it deems appropriate. There are no treaties between The Netherlands and the United States of America on the recognition and enforcement of civil or commercial judgments. However, according to current practice, based upon case law, Netherlands' courts will in all probability recognize, give "jus judicata" to and render a judgment in accordance with a foreign judgment if and to the extent that the following conditions are met:

     (i) the foreign court rendering the judgment has jurisdiction over the matter on internationally acceptable grounds (e.g. if the parties have agreed, for example in a contract, to submit their disputes to the foreign court) and has conducted the proceedings in accordance with generally accepted principles of fair trial (e.g. after proper service of process);

     (ii) the foreign judgment is final and definite; and

     (iii) such recognition is not in conflict with Netherlands' public policy (i.e. a fundamental principle of Dutch law) or an existing Netherlands' judgment.

7. Assuming that under the laws of the State of New York to which they are expressed to be subject, and any other relevant laws (other than those of The Netherlands) the Transaction Documents constitute general unsecured and unsubordinated obligations of ABN AMRO, the payment obligations of ABN AMRO under the Transaction Documents rank at least pari passu with all other unsecured and unsubordinated obligations of ABN AMRO (other than those obligations preferred by mandatory operation of law and with the exception of any rights of set-off or counter-claim which may be asserted against ABN AMRO).

8. Each party to the Transaction Documents will alternatively be able to proceed directly against ABN AMRO's Head Office in Amsterdam, The Netherlands, if ABN AMRO's Chicago Branch defaults in its obligation to such party under the Transaction Documents.

[9. Payments of interest and principal in respect of the Deposits in the United States are not subject under the laws of The Netherlands or any political subdivision thereof to any withholdings or similar charges or deductions, provided the payments are made by ABN AMRO's Chicago Branch.]

The opinions expressed are subject to the following assumptions:

(1) the Transaction Documents have been or will be executed in a form the same in all material respects as the drafts that we have reviewed for the purpose of rendering this opinion;

(2) that each party to the Transaction Documents (other than ABN AMRO) is duly incorporated and organised, and validly existing and in good standing (where such concept is legally relevant) under the laws of its jurisdiction of incorporation and the jurisdiction of its place of business; and

(3) that all signatures on original documents are genuine and all photocopies conform to the originals.

We express no opinion as to matters governed by any law other than the laws of The Netherlands.

This opinion is addressed to you and may not be relied upon by any other person. Without limiting the foregoing, this opinion may not be published, transmitted or otherwise communicated to, or filed with, any person, firm, company or institution, unless we have given out prior explicit written consent thereto in each instance.

This opinion shall be governed by, be construed in accordance with and be limited to the law of The Netherlands.